UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2017

 AC Alternatives® Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ALNNX	5.45%	2.62%	7/31/15
HFRX Fixed Income - Credit Index	—	4.79%	1.27%	—
Bloomberg Barclays U.S. Universal Bond Index	—	1.76%	3.20%	—
I Class	ALNIX	5.66%	2.83%	7/31/15
Y Class	ALYNX	—	2.61%	4/10/17
A Class	ALNAX			7/31/15
No sales charge		5.19%	2.40%
With sales charge		-0.88%	-0.25%
C Class	ALNHX	4.42%	1.64%	7/31/15
R Class	ALNRX	4.93%	2.11%	7/31/15
R6 Class	ALNDX	5.93%	3.03%	7/31/15
Although the fund commenced operations on May 29, 2015, the performance inception date (for all classes except Y Class) reflects the date the fund began investing in accordance with its investment strategy.

Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made July 31, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $10,599

HFRX Fixed Income - Credit Index — $10,288

Bloomberg Barclays U.S. Universal Bond Index — $10,736

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R6 Class
2.07%	1.87%	1.72%	2.32%	3.07%	2.57%	1.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Advisor: American Century Investment Management, Inc.
Portfolio Manager: Cleo Chang

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Chris Bittman, Kent Muckel and Darren Myers

Cleo Chang, Senior Vice President and Head of Alternative Investments, began managing the fund in 2017.

Performance Summary

For the fiscal year ended October 31, 2017 the AC Alternatives Income Fund generated a return of 5.45%*. This compares to a return of 4.79% for the HFRX Fixed Income - Credit Index, and 1.76% for the Bloomberg Barclays U.S. Universal Bond Index during the same period of time.

Performance Review

The past 12 months were generally favorable for the capital markets and risk assets against a backdrop of muted asset-price volatility. Highlighting this point is the fact that the equity markets, as measured by the S&P 500 Index, did not experience a single negative month during the year ending October 31, 2017. Credit and rate markets were a bit more volatile than equities; the high-yield market as measured by the Bloomberg Barclays U.S. Corporate High-Yield Index suffered three negative returning months, yet posted a return of 8.92% as the yield-to-worst on the index declined from 6.17% to 5.43%. Core fixed-income markets didn’t fare quite as well; the Bloomberg Barclays U.S. Universal Bond Index suffered four months of negative returns in the last 12 including a drawdown of -2.25% in November of 2016 as interest rates spiked following the U.S. elections.

Over the year, the high-dividend equity and tactical sleeves managed by Perella Weinberg Partners (PWP) were among the top-performing sleeves in terms of total returns, while the master limited partnerships (MLPs) sleeve managed by PWP experienced negative returns. The asset-backed securities strategy managed by Good Hill Partners LP was among the highest performing subadvisor sleeves during the year. The below-investment grade bond strategy consisting of both bank loans and high-yields bonds managed by Bain Capital Credit, LP also posted solid returns. The more alternative credit focused strategy managed by ArrowMark Colorado Holdings LLC also produced positive returns, but trailed the other subadvisors. Finally, a new REIT strategy focused on income, managed by Timbercreek Investment Management LLC, was added to the portfolio.

Given the strength of the equity markets over the last year, it is not surprising that the fund’s strategic allocation to a high-dividend equity strategy was the primary driver of performance during the year. The fund also had more tactical allocations to equity-oriented strategies, including non-U.S. equities and preferred stock that performed solidly over the last year and led to strong gains within the fund’s tactically oriented sleeve. Credit-oriented strategies were also broadly additive to results led by a securitized credit strategy. The fund’s below-investment-grade allocation also performed well given that the strategy tactically moves between high-yield bonds and bank loans. One major addition to the fund during the year was a high-income oriented real estate investment trust (REIT) strategy. The strategy was in place during the final six months of the fund’s fiscal year and was additive to the fund’s returns.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

The fund’s allocation to master limited partnerships (MLPs) was the primary detractor from returns. Despite firming commodity prices, the MLP market has continued to experience investor outflows on concerns over distribution cuts at the largest MLP operators. Portfolio hedges utilizing VIX futures were roughly flat on the year as effective sizing helped offset the general lack of volatility in the marketplace.

The biggest asset allocation changes during the year included a reduction in high-yield credit and an uptick in more equity-sensitive allocations, including the new REIT strategy.

Outlook

The current economic expansion, at approximately 100 months old (as of the reporting period), is nearing a record in chronological terms. However, the expansion has been relatively weak compared to past recoveries and highly influenced by unprecedented monetary policies. So, it is plausible that the current low volatility and steady growth macro backdrop could continue for some time. Certainly, there are many concerns weighing on market participants including lofty valuation levels, U.S. political and geopolitical uncertainties, and the Federal Reserve’s move to tighten rates and reduce its balance sheet.

Against this backdrop, the portfolio continues to hold a positive view toward the credit markets based upon fundamentals of investment-grade and high-yield companies. In addition, the fund continues to have a favorable view on the financials sector given the prospects for a steepening yield curve and a more favorable regulatory environment. Finally, while lagging on the year, MLPs continue to have a place in the portfolio given the high expected distribution rates found in the sector. We view security selection as the key to driving excess returns in this market.

When the fiscal year closed on October 31, 2017, capital allocation stood as follows: 24% Bain Capital Credit, LP, 18% ArrowMark Colorado Holdings LLC, 18% Good Hill Partners LP, and 7% Timbercreek Investment Management LLC. Allocations to cash and specific sleeves managed by PWP accounted for the remaining balances.

Fund Characteristics

OCTOBER 31, 2017
Types of Investments in Portfolio	% of net assets
Common Stocks	16.5%
Asset-Backed Securities	15.0%
Bank Loan Obligations	13.0%
Collateralized Loan Obligations	10.2%
Corporate Bonds	9.4%
Exchange-Traded Funds	8.7%
Commercial Mortgage-Backed Securities	6.6%
Exchange-Traded Notes	4.7%
Collateralized Mortgage Obligations	2.2%
Preferred Stocks	2.1%
U.S. Treasury Securities	2.0%
Convertible Bonds	—*
Purchased Options Contracts	—*
Corporate Bonds Sold Short	(0.2)%
Temporary Cash Investments	10.8%
Other Assets and Liabilities	(1.0)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.20	$9.92	1.95%
I Class	$1,000	$1,020.30	$8.91	1.75%
Y Class	$1,000	$1,021.90	$8.15	1.60%
A Class	$1,000	$1,018.00	$11.19	2.20%
C Class	$1,000	$1,014.20	$14.98	2.95%
R Class	$1,000	$1,016.70	$12.45	2.45%
R6 Class	$1,000	$1,022.10	$8.15	1.60%
Hypothetical
Investor Class	$1,000	$1,015.38	$9.91	1.95%
I Class	$1,000	$1,016.38	$8.89	1.75%
Y Class	$1,000	$1,017.14	$8.13	1.60%
A Class	$1,000	$1,014.12	$11.17	2.20%
C Class	$1,000	$1,010.33	$14.95	2.95%
R Class	$1,000	$1,012.86	$12.43	2.45%
R6 Class	$1,000	$1,017.14	$8.13	1.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2017

	Principal Amount/Shares	Value
COMMON STOCKS — 16.5%
Aerospace and Defense — 0.6%
United Technologies Corp.	12,800	$1,532,928
Automobiles — 0.6%
General Motors Co.	36,840	1,583,383
Beverages — 0.5%
Dr Pepper Snapple Group, Inc.	15,210	1,302,889
Biotechnology — 0.8%
AbbVie, Inc.	15,950	1,439,488
Amgen, Inc.	2,440	427,537
Gilead Sciences, Inc.	5,590	419,026
		2,286,051
Chemicals — 0.5%
RPM International, Inc.	28,300	1,509,239
Commercial Services and Supplies — 0.5%
KAR Auction Services, Inc.	31,220	1,477,643
Consumer Discretionary†
CHC Group LLC (Ordinary Membership Interest)(1)	1,954	17,098
Distributors — 0.2%
Genuine Parts Co.	7,260	640,550
Electric Utilities — 0.5%
ALLETE, Inc.	17,950	1,406,382
Equity Real Estate Investment Trusts (REITs) — 4.1%
AIMS AMP Capital Industrial REIT	391,700	415,235
Automotive Properties Real Estate Investment Trust	11,763	101,482
CapitaLand Retail China Trust	430,300	524,025
CBL & Associates Properties, Inc.	48,600	381,024
Charter Hall Retail REIT	129,176	401,391
Colony NorthStar, Inc., Class A	31,988	392,813
Cominar Real Estate Investment Trust	28,291	303,502
DDR Corp.	48,289	370,377
Dream Global Real Estate Investment Trust	60,950	526,775
Eurocommercial Properties NV	15,676	652,801
Folkestone Education Trust	95,745	205,180
Fortune Real Estate Investment Trust	525,000	635,943
Frasers Centrepoint Trust	195,200	310,750
Frasers Logistics & Industrial Trust	508,500	415,947
Intervest Offices & Warehouses NV	15,527	395,916
Invesco Office J-Reit, Inc.	428	391,093
Kite Realty Group Trust	25,767	481,585
Kiwi Property Group Ltd.	311,662	282,583
LaSalle Hotel Properties	17,967	506,849
Mercialys SA	15,125	294,667

	Principal Amount/Shares	Value
MGM Growth Properties LLC, Class A	10,100	$298,051
RioCan Real Estate Investment Trust	13,346	253,141
Sabra Health Care REIT, Inc.	35,847	714,072
Star Asia Investment Corp.	336	307,617
STORE Capital Corp.	12,003	296,354
Sunlight Real Estate Investment Trust	696,500	472,285
Vicinity Centres	217,825	441,788
Wereldhave NV	13,900	631,708
		11,404,954
Food and Staples Retailing — 0.5%
Sysco Corp.	26,310	1,463,362
Gas Utilities — 0.5%
Spire, Inc.	18,460	1,457,417
Health Care Providers and Services — 0.3%
Cardinal Health, Inc.	6,780	419,682
Patterson Cos., Inc.	11,600	429,200
		848,882
Hotels, Restaurants and Leisure — 0.2%
Carnival Corp.	6,770	449,460
Household Durables — 0.2%
Whirlpool Corp.	2,660	436,054
Leisure Products — 0.2%
Hasbro, Inc.	4,920	455,543
Machinery — 0.4%
PACCAR, Inc.	15,840	1,136,203
Metals and Mining — 1.1%
Nucor Corp.	26,030	1,505,315
Reliance Steel & Aluminum Co.	18,780	1,443,055
		2,948,370
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Apollo Commercial Real Estate Finance, Inc.	17,000	307,190
Blackstone Mortgage Trust, Inc., Class A	16,520	525,832
MFA Financial, Inc.	35,100	289,224
Starwood Property Trust, Inc.	23,491	505,291
Two Harbors Investment Corp.	20,400	199,920
Western Asset Mortgage Capital Corp.	24,306	244,761
		2,072,218
Multiline Retail — 0.1%
Nordstrom, Inc.	10,400	412,360
Oil, Gas and Consumable Fuels — 0.3%
Marathon Petroleum Corp.	14,490	865,633
Personal Products — 0.2%
Coty, Inc., Class A	27,480	423,192
Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	7,430	458,134
Eli Lilly & Co.	13,280	1,088,163

	Principal Amount/Shares	Value
Johnson & Johnson	10,530	$1,467,987
		3,014,284
Road and Rail — 0.2%
Union Pacific Corp.	4,350	503,687
Semiconductors and Semiconductor Equipment — 0.6%
KLA-Tencor Corp.	14,350	1,562,571
Specialty Retail — 0.5%
Foot Locker, Inc.	13,170	396,154
Penske Automotive Group, Inc.	10,780	502,563
Williams-Sonoma, Inc.	9,460	488,136
		1,386,853
Textiles, Apparel and Luxury Goods — 0.4%
Tapestry, Inc.	11,510	471,335
VF Corp.	7,360	512,624
		983,959
Trading Companies and Distributors — 0.7%
Fastenal Co.	32,250	1,514,782
MSC Industrial Direct Co., Inc., Class A	6,710	556,259
		2,071,041
TOTAL COMMON STOCKS (Cost $43,665,941)		45,652,206
ASSET-BACKED SECURITIES(2) — 15.0%
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.72%, 12/8/21	$80,000	81,528
Avant Loans Funding Trust, Series 2016-C, Class B, 4.92%, 11/16/20(3)	363,662	367,361
Avant Loans Funding Trust, Series 2017-B, Class C, 4.99%, 11/15/23(3)(4)	500,000	510,289
Bear Stearns Asset Backed Securities Trust, Series 2007-2, Class A2, VRN, 1.56%, 11/27/17, resets monthly off the 1-month LIBOR plus 0.32%	195,609	194,292
CAL Funding II Ltd., Series 2012-1A, Class A SEQ, 3.47%, 10/25/27(3)	882,500	878,020
CAL Funding II Ltd., Series 2013-1A, Class A SEQ, 3.35%, 3/27/28(3)	249,167	246,585
CarMax Auto Owner Trust, Series 2015-4, Class D, 3.00%, 5/16/22	300,000	300,466
CarMax Auto Owner Trust, Series 2017-1, Class D, 3.43%, 7/17/23	750,000	754,842
CLI Funding V LLC, Series 2013-2A, Class NOTE SEQ, 3.22%, 6/18/28(3)	299,977	298,885
CLI Funding V LLC, Series 2014-1A, Class A SEQ, 3.29%, 6/18/29(3)	939,720	936,148
CLI Funding V LLC, Series 2014-2A, Class A SEQ, 3.38%, 10/18/29(3)	413,999	412,887
CLI Funding VI LLC, Series 2017-1A, Class A SEQ, 3.62%, 5/18/42(3)	477,364	480,714
Coinstar Funding LLC Series, Series 2017-1A, Class A2 SEQ, 5.22%, 4/25/47(3)	497,500	517,667
CPS Auto Receivables Trust, Series 2013-A, Class E, 6.41%, 6/15/20(3)	53,813	54,346
CPS Auto Receivables Trust, Series 2014-C, Class D, 4.83%, 8/17/20(3)	250,000	253,586

	Principal Amount/Shares	Value
CPS Auto Receivables Trust, Series 2015-C, Class C SEQ, 3.42%, 8/16/21(3)	$370,000	$372,674
CPS Auto Receivables Trust, Series 2015-C, Class D SEQ, 4.63%, 8/16/21(3)	207,000	211,295
CPS Auto Trust, Series 2016-D, Class D SEQ, 4.53%, 1/17/23(3)	750,000	768,723
Cronos Containers Program I Ltd., Series 2013-1A, Class A SEQ, 3.08%, 4/18/28(3)	695,750	694,904
Dell Equipment Finance Trust, Series 2015-1, Class D, 2.84%, 9/22/20(3)	600,000	600,226
Drive Auto Receivables Trust, Series 2015-AA, Class D, 4.12%, 7/15/22(3)	250,000	254,975
Drive Auto Receivables Trust, Series 2015-CA, Class D, 4.20%, 9/15/21(3)	300,000	308,180
DT Auto Owner Trust, Series 2014-3A, Class D, 4.47%, 11/15/21(3)	800,000	813,399
DT Auto Owner Trust, Series 2015-2A, Class D, 4.25%, 2/15/22(3)	380,000	386,204
DT Auto Owner Trust, Series 2016-1A, Class D, 4.66%, 12/15/22(3)	1,000,000	1,023,406
DT Auto Owner Trust, Series 2016-2A, Class C, 3.67%, 1/18/22(3)	295,000	297,400
DT Auto Owner Trust, Series 2016-3A, Class D, 4.52%, 6/15/23(3)	400,000	409,113
DT Auto Owner Trust, Series 2017-2A, Class E, 6.03%, 1/15/24(3)	750,000	767,424
Element Rail Leasing II LLC, Series 2015-1A, Class A2 SEQ, 3.59%, 2/19/45(3)	750,000	756,335
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10%, 12/15/20(3)	1,210,000	1,229,494
Exeter Automobile Receivables Trust, Series 2015-1A, Class D, 5.83%, 12/15/21(3)	1,000,000	1,030,168
Exeter Automobile Receivables Trust, Series 2016-3A, Class D, 6.40%, 7/17/23(3)	1,000,000	1,039,702
Global SC Finance II SRL, Series 2013-1A, Class A SEQ, 2.98%, 4/17/28(3)	192,500	190,590
Global SC Finance II SRL, Series 2013-2A, Class A SEQ, 3.67%, 11/17/28(3)	599,667	604,533
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19%, 7/17/29(3)	938,925	930,688
Global SC Finance II SRL, Series 2014-1A, Class A2, 3.09%, 7/17/29(3)	941,625	930,423
Global SC Finance IV Ltd., Series 2017-1A, Class A SEQ, 3.85%, 4/15/37(3)	956,554	972,010
HERO Funding Trust, Series 2016-4A, Class A2 SEQ, 4.29%, 9/20/47(3)	777,728	807,500
Hertz Vehicle Financing II LP, Series 2015-1A, Class A SEQ, 2.73%, 3/25/21(3)	600,000	599,692
Hertz Vehicle Financing II LP, Series 2016-1A, Class B, 3.72%, 3/25/20(3)	166,000	166,572
Hertz Vehicle Financing II LP, Series 2016-2A, Class B, 3.94%, 3/25/22(3)	262,800	264,734
Hertz Vehicle Financing II LP, Series 2016-2A, Class C, 4.99%, 3/25/22(3)	370,000	372,360
Hertz Vehicle Financing II LP, Series 2017-2A, Class B, 4.20%, 10/25/23(3)	1,475,000	1,481,810

	Principal Amount/Shares	Value
Hertz Vehicle Financing II LP, Series 2017-2A, Class C, 5.31%, 10/25/23(3)	$250,000	$251,776
Kabbage Asset Securitization LLC, Series 2017-1, Class A SEQ, 4.57%, 3/15/22(3)	1,500,000	1,538,494
Marlette Funding Trust, Series 2017-1A, Class A SEQ, 2.83%, 3/15/24(3)	956,468	960,057
Marlette Funding Trust, Series 2017-2A, Class C, 4.58%, 7/15/24(3)	1,000,000	1,019,431
Marlette Funding Trust, Series 2017-3A, Class C, 4.01%, 12/15/24(3)	500,000	501,903
OneMain Financial Issuance Trust, Series 2015-1A, Class C, 5.12%, 3/18/26(3)	981,000	997,900
OneMain Financial Issuance Trust, Series 2015-2A, Class A SEQ, 2.57%, 7/18/25(3)	268,686	269,392
OneMain Financial Issuance Trust, Series 2016-2A, Class A SEQ, 4.10%, 3/20/28(3)	685,000	696,299
OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.94%, 3/20/28(3)	1,000,000	1,026,829
OneMain Financial Issuance Trust, Series 2016-3A, Class A SEQ, 3.83%, 6/18/31(3)	475,000	493,323
OneMain Financial Issuance Trust, Series 2017-1A, Class D, 4.52%, 9/14/32(3)	2,000,000	1,992,411
Santander Drive Auto Receivables Trust, Series 2016-1, Class D, 4.02%, 4/15/22	500,000	515,704
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class B, 2.39%, 11/20/29(3)	228,840	228,799
Sierra Timeshare Receivables Funding LLC, Series 2014-2A, Class B, VRN, 2.40%, 11/20/17(3)(10)	84,876	84,707
Skopos Auto Receivables Trust, Series 2015-2A, Class B, 5.71%, 2/15/21(3)	1,000,000	1,011,876
Springleaf Funding Trust, Series 2015-AA, Class A SEQ, 3.16%, 11/15/24(3)	600,000	603,517
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(3)	130,000	131,021
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(3)	497,167	498,125
TAL Advantage V LLC, Series 2014-3A, Class A SEQ, 3.27%, 11/21/39(3)	212,500	211,003
Textainer Marine Containers V Ltd., Series 2017-1A, Class A SEQ, 3.72%, 5/20/42(3)	429,342	434,849
Triton Container Finance IV LLC, Series 2017-2A, Class A SEQ, 3.62%, 8/20/42(3)	985,132	998,389
Triton Container Finance VI LLC, Series 2017-1A, Class A SEQ, 3.52%, 6/20/42(3)	775,067	776,127
Vertical Bridge CC LLC, Series 2016-2A, Class A SEQ, 5.19%, 10/15/46(3)	494,375	500,230
VOLT LIX LLC, Series 2017-NPL6, Class A1 SEQ, VRN, 3.25%, 5/25/20(3)(11)	753,996	760,573
VOLT LVII LLC, Series 2017-NPL4, Class A1, VRN, 3.375%, 4/25/20(3)(11)	594,332	599,812
TOTAL ASSET-BACKED SECURITIES (Cost $41,392,758)		41,674,697
BANK LOAN OBLIGATIONS(5) — 13.0%
Advertising — 0.1%
Polyconcept Investments B.V., USD 2016 Term Loan B, 5.99%, 8/16/23	288,578	291,103

		Principal Amount/Shares	Value
Aerospace and Defense — 0.9%
Accudyne Industries, LLC, 2017 Term Loan, 5.08%, 8/2/24		$649,039	$655,124
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 4.99%, 7/7/22		461,704	468,630
Jazz Acquisition, Inc., 1st Lien Term Loan, 4.83%, 6/19/21		246,009	240,842
Sequa Mezzanine Holdings L.L.C., 1st Lien Term Loan, 6.87%, 11/28/21		426,185	430,515
Sequa Mezzanine Holdings L.L.C., 2nd Lien Term Loan, 10.375%, 4/28/22		89,620	92,224
TransDigm, Inc., 2016 Extended Term Loan F, 4.27%, 6/9/23		248,116	249,479
TransDigm, Inc., Term Loan D, 4.33%, 6/4/21		396,162	399,133
			2,535,947
Basic Materials†
Cypress Performance, 1st Lien Term Loan, 10/26/24(6)		55,378	55,932
Chemicals — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, 6.58%, 8/12/22		368,028	371,708
Commercial Services and Supplies — 0.5%
Belron S.A., EUR Term Loan B, 10/26/24(6)	EUR	188,383	221,632
Prime Security Services Borrower, LLC, 2016 1st Lien Term Loan, 3.99%, 5/2/22		$513,744	518,851
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.99%, 3/1/21		248,072	249,674
Sterling Infosystems, Inc., 1st Lien Term Loan, 4.84%, 6/20/22		43,524	43,769
TNS, Inc., 1st Lien Term Loan, 2/14/20(6)		238,767	239,961
			1,273,887
Communications — 0.8%
Cincinnati Bell, Inc., 2017 Term Loan, 4.99%, 8/17/24		438,212	444,347
GTT Communications, Inc., 2017 Add on Term Loan B, 1/9/24(6)		300,000	302,688
MH Sub I, LLC, 2017 1st Lien Term Loan, 5.07%, 9/13/24		540,077	537,601
MH Sub I, LLC, 2017 2nd Lien Term Loan, 8.82%, 8/15/25		75,571	75,256
Parexel International Corporation, Term Loan B, 4.24%, 9/27/24		547,924	553,745
West Corporation, 2017 Term Loan, 5.24%, 10/10/24		177,729	178,327
Windstream Services, LLC, Repriced Term Loan B6, 5.24%, 3/29/21		103,511	97,333
			2,189,297
Communications Equipment — 0.2%
Masergy Communications, 2017 1st Lien Term Loan, 5.08%, 12/15/23		8,260	8,384
Polycom, Inc., 1st Lien Term Loan, 6.49%, 9/27/23		315,460	319,798
Radiate Holdco, LLC, 1st Lien Term Loan, 4.24%, 2/1/24		269,758	267,416
			595,598
Construction and Engineering†
SRS Distribution Inc., 2015 Term Loan B, 4.53%, 8/25/22		84,193	85,087
Construction Materials — 0.2%
Caelus Energy Alaska O3, LLC, 2nd Lien Term Loan, 8.82%, 4/15/20		176,969	158,239

	Principal Amount/Shares	Value
CPG International Inc., 2017 Term Loan, 5.08%, 5/3/24	$414,705	$419,565
		577,804
Consumer Discretionary — 0.4%
National Vision, Inc., 1st Lien Term Loan, 4.24%, 3/12/21	418,681	421,495
NPC International, Inc., 1st Lien Term Loan, 4.74%, 4/19/24	104,569	105,811
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 4.64%, 5/6/21	609,396	614,652
		1,141,958
Consumer Finance†
ASP MCS Acquisition Corp., Term Loan B, 5.99%, 5/18/24	66,053	66,961
Consumer, Cyclical — 0.2%
CH Hold Corp., 1st Lien Term Loan, 2/1/24(6)	78,072	78,853
Hayward Industries, Inc., 1st Lien Term Loan, 8/5/24(6)	500,000	505,312
Sabre GLBL Inc., Incremental Term Loan B, 3.49%, 2/22/24	40,097	40,328
Travel Leaders Group, LLC, New 2017 1st Lien Term Loan, 5.81%, 1/25/24	33,231	33,854
		658,347
Containers and Packaging — 0.4%
Berlin Packaging LLC, 2017 Term Loan B, 4.53%, 10/1/21	249,361	251,544
BWAY Holding Company, 2017 Term Loan B, 4.60%, 4/3/24	624,871	629,714
Flex Acquisition Company, Inc., 1st Lien Term Loan, 4.34%, 12/29/23	153,475	154,782
		1,036,040
Diversified Financial Services — 0.5%
Ascensus, Inc., 2017 Term Loan, 5.33%, 12/3/22	136,451	137,816
Hub International Limited, Term Loan B, 4.31%, 10/2/20	310,889	313,697
Jane Street Group, LLC, 2017 Term Loan B, 5.88%, 8/25/22	105,868	107,125
Travelport Finance (Luxembourg) S.a.r.l., New 2017 Term Loan, 4.06%, 9/2/21	716,875	718,520
		1,277,158
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25	596,881	590,354
Hargray Communications Group, Inc., 2017 Term Loan B, 4.24%, 5/16/24	839,386	843,411
Intelsat Jackson Holdings S.A., Term Loan B2, 4.07%, 6/30/19	488,132	487,451
Telesat Canada, Term Loan B4, 4.32%, 11/17/23	203,041	204,817
		2,126,033
Electronic Equipment, Instruments and Components — 0.2%
Excelitas Technologies Corp., 1st Lien Term Loan, 6.34%, 10/31/20	500,831	502,814
Energy†
BCP Renaissance Parent LLC, 2017 Term Loan B, 9/19/24(6)	72,573	73,526
Energy Equipment and Services — 0.2%
Murray Energy Corporation, Term Loan B2, 8.58%, 4/16/20	665,167	595,680
Engineering and Construction†
TRC Companies, Inc., Term Loan, 5.24%, 6/21/24	95,237	95,921
Equity Real Estate Investment Trusts (REITs)†
Communications Sales & Leasing, Inc., 2017 Term Loan B, 4.24%, 10/24/22	95,791	92,154

	Principal Amount/Shares	Value
Financial Services — 0.1%
Asurion LLC, 2017 Term Loan B5, 4.24%, 11/3/23	$123,067	$124,289
Health Care Providers and Services — 0.8%
BioClinica, Inc., 1st Lien Term Loan, 5.625%, 10/20/23	314,121	309,312
Change Healthcare Holdings, Inc., 2017 Term Loan B, 3.99%, 3/1/24	273,197	275,075
Endo Luxembourg Finance Company I S.a r.l., 2017 Term Loan B, 5.50%, 4/29/24	131,181	133,132
Envision Healthcare Corporation, 2016 Term Loan B, 4.25%, 12/1/23	147,103	147,953
HCA Inc., Term Loan B8, 3.49%, 2/15/24	7,781	7,840
Jaguar Holding Company II, 2017 Term Loan, 4.04%, 8/18/22	674,768	679,303
National Mentor Holdings, Inc., Term Loan B, 1/31/21(6)	235,128	237,516
nThrive, Inc., 2016 1st Lien Term Loan, 5.74%, 10/20/22	268,435	270,533
Team Health Holdings, Inc., 1st Lien Term Loan, 3.99%, 2/6/24	94,767	94,175
Tecomet Inc., 2017 Term Loan B, 5.06%, 5/2/24	93,423	93,833
		2,248,672
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 3.53%, 2/16/24	183,795	184,232
CityCenter Holdings, LLC, 2017 Term Loan B, 3.74%, 4/18/24	396,829	399,136
		583,368
Industrial†
Multi Color Corporation, 2017 Term Loan B, 9/20/24(6)	71,576	72,172
Industrial Conglomerates — 0.4%
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.49%, 9/1/21	444,802	447,676
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l., Term Loan B2, 3.49%, 4/3/22	123,441	124,547
Core & Main LP, 2017 Term Loan B, 4.46%, 8/1/24	109,492	110,450
Gates Global LLC, 2017 USD Term Loan B, 4.58%, 4/1/24	498,123	502,265
		1,184,938
Insurance — 0.3%
Alliant Holdings I, Inc., 2015 Term Loan B, 4.49%, 8/12/22	562,732	567,685
Asurion LLC, 2017 Term Loan B4, 3.99%, 8/4/22	249,375	251,654
		819,339
Internet Software and Services — 0.4%
Ancestry.com Operations Inc., 2017 1st Lien Term Loan, 4.49%, 10/19/23	564,453	571,627
Go Daddy Operating Company, LLC, 2017 Term Loan B, 3.74%, 2/15/24	249,107	250,742
Rackspace Hosting, Inc., 2017 1st Lien Term Loan, 4.31%, 11/3/23	217,679	217,953
		1,040,322
IT Services — 0.3%
First Data Corporation, 2017 Term Loan, 3.74%, 4/26/24	322,908	324,666
Netsmart Technologies, Inc., 2016 Term Loan C1, 5.83%, 4/19/23	352,554	357,402
WEX Inc., 2017 Term Loan B2, 3.99%, 6/30/23	95,149	96,347
		778,415

		Principal Amount/Shares	Value
Life Sciences Tools and Services — 0.1%
INC Research, LLC, 2017 Term Loan B, 3.49%, 8/1/24		$201,386	$202,739
Machinery — 0.2%
Blount International Inc., USD 2017 Term Loan B, 5.46%, 4/12/23		44,213	44,876
DXP Enterprises, Inc., 2017 Term Loan B, 6.50%, 8/14/23		67,155	67,575
Husky Injection Molding Systems Ltd., 1st Lien Term Loan, 4.49%, 6/30/21		361,003	364,387
Rexnord LLC, 2016 Term Loan B, 4.09%, 8/21/23		66,481	66,973
			543,811
Media — 0.7%
Acosta Holdco, Inc., 2015 Term Loan, 4.49%, 9/26/21		130,000	115,017
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 4.63%, 7/23/21		274,293	260,492
CDS U.S. Intermediate Holdings, Inc., 2017 1st Lien Term Loan, 5.08%, 7/8/22		208,617	210,465
Checkout Holding Corp., 1st Lien Term Loan, 4.74%, 4/9/21		350,549	289,932
Checkout Holding Corp., 2nd Lien Term Loan, 7.99%, 4/11/22		47,376	26,116
CSC Holdings, LLC, 2017 1st Lien Term Loan, 3.49%, 7/17/25		195,579	195,683
Trader Corporation, 2017 Term Loan B, 9/28/23(6)		151,822	152,296
Unitymedia Finance LLC, Term Loan B, 3.49%, 9/30/25		189,923	190,123
Virgin Media Bristol LLC, USD Term Loan I, 3.99%, 1/31/25		125,000	125,641
Ziggo Secured Finance BV, EUR Term Loan F, 3.00%, 4/15/25	EUR	370,632	433,542
			1,999,307
Metals and Mining — 0.4%
TurboCombustor Technology, Inc, New Term Loan B, 5.83%, 12/2/20		$301,015	292,737
WireCo WorldGroup, Inc., 1st Lien Term Loan, 6.82%, 9/30/23		759,856	764,605
			1,057,342
Oil, Gas and Consumable Fuels — 0.3%
Cactus Wellhead, LLC, Term Loan, 7/31/20(6)		300,455	297,357
Talos Production LLC, 2nd Lien Bridge Term Loan, 11.00%, 4/3/22		500,000	475,000
			772,357
Personal Products — 0.1%
KIK Custom Products, Inc., 2015 Term Loan B, 5.74%, 8/26/22		368,844	373,455
Pharmaceuticals — 0.4%
Packaging Coordinators Midco, Inc., 1st Lien Term Loan, 5.34%, 6/30/23		434,539	435,625
U.S. Anesthesia Partners, Inc., 2017 Term Loan, 4.49%, 6/23/24		548,889	550,947
			986,572
Real Estate Management and Development†
Capital Automotive L.P., 2017 1st Lien Term Loan, 4.25%, 3/24/24		54,410	54,627
Capital Automotive L.P., 2017 2nd Lien Term Loan, 7.25%, 3/24/25		46,559	47,956
			102,583

	Principal Amount/Shares	Value
Software — 1.6%
Compuware Corporation, Term Loan B3, 5.63%, 12/15/21	$498,731	$506,835
DigiCert, Inc., 2017 2nd Lien Term Loan, 9/7/25(6)	44,020	44,405
DigiCert, Inc., 2017 Term Loan B1, 10/31/24(6)	135,004	136,832
Epicor Software Corporation, 1st Lien Term Loan, 5.00%, 6/1/22	261,529	263,436
Eze Castle Software Inc., 2017 1st Lien Term Loan, 4.33%, 4/6/20	500,000	503,437
Press Ganey Holdings, Inc., 2017 1st Lien Term Loan, 4.24%, 10/23/23	336,121	339,272
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 5.04%, 4/26/24	276,433	271,078
Quest Software US Holdings Inc., Term Loan B, 7.38%, 10/31/22	335,988	340,146
RP Crown Parent, LLC, 2016 Term Loan B, 4.24%, 10/12/23	372,809	375,451
Salient CRGT, Inc., 2017 Term Loan, 6.99%, 2/25/22	112,715	113,561
SolarWinds Holdings, Inc., 2017 Term Loan, 4.74%, 2/5/23	600,330	605,124
Sophia, L.P., 2017 Term Loan B, 4.58%, 9/30/22	757,206	757,267
STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.58%, 6/30/22	219,637	213,872
		4,470,716
Specialty Retail — 0.3%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.49%, 8/18/23	343,916	346,473
Petco Animal Supplies, Inc., 2017 Term Loan B, 4.38%, 1/26/23	420,173	345,067
Sally Holdings, LLC, Term Loan B1, 3.75%, 7/5/24	69,226	69,399
		760,939
Technology Hardware, Storage and Peripherals — 0.3%
Dell Inc., 2017 1st Lien Term Loan, 3.25%, 9/7/23	300,784	301,891
Dell Inc., 2017 Term Loan A2, 3.00%, 9/7/21	97,468	97,696
Optiv Security, Inc., 1st Lien Term Loan, 4.56%, 2/1/24	143,778	136,170
Tempo Acquisition LLC, Term Loan, 4.24%, 5/1/24	315,585	317,065
		852,822
Textiles, Apparel and Luxury Goods — 0.2%
Ascena Retail Group, Inc., 2015 Term Loan B, 5.75%, 8/21/22	448,420	392,031
Wireless Telecommunication Services — 0.4%
LTS Buyer LLC, 1st Lien Term Loan, 6.50%, 4/13/20	424,933	426,529
Sprint Communications, Inc., 1st Lien Term Loan B, 3.75%, 2/2/24	144,132	144,838
WP CPP Holdings, LLC, Term Loan B3, 12/28/19(6)	500,000	490,832
		1,062,199
TOTAL BANK LOAN OBLIGATIONS (Cost $35,850,469)		36,071,343
COLLATERALIZED LOAN OBLIGATIONS(2) — 10.2%
Ares CLO Ltd., Series 2015-4A, Class CR, VRN, 4.01%, 1/16/18, resets quarterly off the 3-month LIBOR plus 2.65%(4)	750,000	750,000
Barings Collateralized Loan Obligations Ltd., Series 2017-1A, Class E, VRN, 7.28%, 1/18/18, resets quarterly off the 3-month LIBOR plus 6.00%(3)	300,000	293,622

	Principal Amount/Shares	Value
Carlyle Global Market Strategies Collateralized Loan Obligations Ltd., Series 2013-3A, Class C, VRN, 4.76%, 1/16/18, resets quarterly off the 3-month LIBOR plus 3.40%(3)	$600,000	$600,222
Catamaran Collateralized Loan Obligations Ltd., Series 2012-1A, Class E, VRN, 6.58%, 12/20/17, resets quarterly off the 3-month LIBOR plus 5.25%(3)	1,000,000	1,003,589
CIFC Funding Ltd., Series 2016-1A, Class D, VRN, 5.31%, 1/22/18, resets quarterly off the 3-month LIBOR plus 4.00%(3)	1,000,000	1,024,115
Covenant Credit Partners Collateralized Loan Obligations II Ltd., Series 2014-2A, Class D, VRN, 5.00%, 1/17/18, resets quarterly off the 3-month LIBOR plus 3.65%(3)	1,000,000	1,003,726
Galaxy XVI Collateralized Loan Obligations Ltd., Series 2013-16A, Class E, VRN, 5.81%, 11/16/17, resets quarterly off the 3-month LIBOR plus 4.50%(3)	814,944	802,414
Garrison Funding Ltd., Series 2015-1A, Class CR, VRN, 5.22%, 11/27/17, resets quarterly off the 3-month LIBOR plus 3.90%(3)	1,000,000	1,026,457
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class E2, VRN, 6.56%, 1/22/18, resets quarterly off the 3-month LIBOR plus 5.20%(3)	864,407	858,123
KVK Collateralized Loan Obligations Ltd., Series 2013-1A, Class E, VRN, 6.86%, 1/16/18, resets quarterly off the 3-month LIBOR plus 5.50%(3)	1,500,000	1,505,905
Magnetite XIV Ltd., Series 2015-14X, Class E, VRN, 6.60%, 1/18/18, resets quarterly off the 3-month LIBOR plus 5.25%	500,000	504,632
Nelder Grove Collateralized Loan Obligations Ltd., Series 2014-1A, Class D1R, VRN, 5.41%, 11/28/17, resets quarterly off the 3-month LIBOR plus 4.10%(3)	1,000,000	1,006,075
Neuberger Berman Collateralized Loan Obligations XVI Ltd., Series 2014-16A, Class D, VRN, 4.71%, 1/16/18, resets quarterly off the 3-month LIBOR plus 3.35%(3)	2,000,000	2,023,545
Northwoods Capital X Ltd., Series 2013-10A, Class DR, VRN, 4.81%, 11/6/17, resets quarterly off the 3-month LIBOR plus 3.50%(3)	1,000,000	1,007,568
OHA Credit Partners IX Ltd., Series 2013-9A, Class E, VRN, 6.36%, 1/22/18, resets quarterly off the 3-month LIBOR plus 5.00%(3)	1,000,000	1,007,154
OZLM Funding II Ltd., Series 2012-2A, Class CR, VRN, 5.38%, 1/30/18, resets quarterly off the 3-month LIBOR plus 4.00%(3)	500,000	505,685
OZLM VI Ltd., Series 2014-6A, Class D, VRN, 6.10%, 1/17/18, resets quarterly off the 3-month LIBOR plus 4.75%(3)	535,000	537,624
OZLM XIX Ltd., Series 2017-19A, Class D, VRN, 7.97%, 4/16/18, resets quarterly off the 3-month LIBOR plus 6.60%(3)(4)	250,000	247,500
OZLM XVI Ltd., Series 2017-16A, Class D, VRN, 7.16%, 11/16/17, resets quarterly off the 3-month LIBOR plus 6.00%(3)	250,000	246,504
Pinnacle Park Collateralized Loan Obligations Ltd., Series 2014-1A, Class E, VRN, 6.31%, 1/16/18, resets quarterly off the 3-month LIBOR plus 4.95%(3)	520,000	519,778
Shackleton Collateralized Loan Obligations, Series 2014-6A, Class D, VRN, 4.95%, 1/17/18, resets quarterly off the 3-month LIBOR plus 3.60%(3)	750,000	753,098
Shackleton Collateralized Loan Obligations Ltd., Series 2013-4A, Class E, VRN, 6.36%, 1/16/18, resets quarterly off the 3-month LIBOR plus 5.00%(3)	1,300,000	1,310,493
Sound Harbor Loan Fund Ltd., Series 2014-1A, Class CR, VRN, 5.28%, 1/30/18, resets quarterly off the 3-month LIBOR plus 3.90%(3)	1,000,000	1,004,330

	Principal Amount/Shares	Value
SOUND POINT CLO XVII, Series 2017-3A, Class D, VRN, 7.86%, 4/20/18, resets quarterly off the 3-month LIBOR plus 6.50%(3)	$250,000	$250,000
Sound Point Collateralized Loan Obligations V Ltd., Series 2014-1A, Class D, VRN, 4.75%, 1/18/18, resets quarterly off the 3-month LIBOR plus 3.40%(3)	300,000	302,444
TICP Collateralized Loan Obligations VI Ltd., Series 2016-6A, Class D, VRN, 5.56%, 1/16/18, resets quarterly off the 3-month LIBOR plus 4.20%(3)	1,000,000	1,023,085
Venture 28A CLO Ltd., Series 2017-28AA, Class E, VRN, 7.61%, 1/22/18, resets quarterly off the 3-month LIBOR plus 6.16%(3)	100,000	97,751
Venture XVI Collateralized Loan Obligations Ltd., Series 2014-16A, Class B1L, VRN, 4.81%, 1/16/18, resets quarterly off the 3-month LIBOR plus 3.45%(3)	1,000,000	1,005,871
Venture XVIII CLO Ltd., Series 2014-18A, Class DR, VRN, 4.46%, 1/16/18, resets quarterly off the 3-month LIBOR plus 3.10%(3)	1,000,000	1,019,637
Vibrant Collateralized Loan Obligations III Ltd., Series 2015-3A, Class C, VRN, 5.01%, 1/22/18, resets quarterly off the 3-month LIBOR plus 3.65%(3)	1,250,000	1,254,648
Voya CLO Ltd., Series 2015-3A, Class D2, VRN, 6.81%, 1/22/18, resets quarterly off the 3-month LIBOR plus 5.45%(3)	1,000,000	1,003,194
Voya Collateralized Loan Obligations Ltd., Series 2014-4A, Class D, VRN, 6.86%, 1/16/18, resets quarterly off the 3-month LIBOR plus 5.50%(3)	1,100,000	1,105,910
WhiteHorse VII Ltd., Series 2013-1A, Class B1L, VRN, 5.02%, 11/24/17, resets quarterly off the 3-month LIBOR plus 3.70%(3)	1,500,000	1,511,662
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $27,494,016)		28,116,361
CORPORATE BONDS — 9.4%
Aerospace and Defense — 0.1%
Pioneer Holdings LLC / Pioneer Finance Corp., 9.00%, 11/1/22(3)	126,000	127,575
Airlines — 0.4%
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.88%, 2/15/19(3)	445,000	441,662
United Continental Holdings, Inc., 5.00%, 2/1/24	522,000	532,440
		974,102
Auto Components — 0.1%
Allison Transmission, Inc., 5.00%, 10/1/24(3)	184,000	192,280
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23	106,000	109,578
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/26	20,000	20,575
		322,433
Chemicals — 0.1%
TPC Group, Inc., 8.75%, 12/15/20(3)	243,000	238,748
Commercial Services and Supplies — 0.5%
CSVC Acquisition Corp., 7.75%, 6/15/25(3)	258,000	252,195
KAR Auction Services, Inc., 5.13%, 6/1/25(3)	440,000	456,500
Live Nation Entertainment, Inc., 4.88%, 11/1/24(3)	57,000	59,119
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(3)	392,000	435,394
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25(3)	114,000	120,270

		Principal Amount/Shares	Value
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(3)		$120,000	$123,900
			1,447,378
Communications Equipment — 0.3%
CB Escrow Corp., 8.00%, 10/15/25(3)		54,000	56,025
ViaSat, Inc., 5.63%, 9/15/25(3)		212,000	215,303
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23		272,000	287,300
Zayo Group LLC / Zayo Capital, Inc., 6.38%, 5/15/25		135,000	145,815
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(3)		32,000	33,800
			738,243
Construction and Engineering — 0.3%
AECOM, 5.13%, 3/15/27		760,000	783,750
SBA Communications Corp., 4.88%, 7/15/22		126,000	130,410
			914,160
Construction Materials — 0.3%
CPG Merger Sub LLC, 8.00%, 10/1/21(3)		214,000	222,025
Eagle Materials, Inc., 4.50%, 8/1/26(7)		125,000	130,938
Summit Materials LLC / Summit Materials Finance Corp., 5.13%, 6/1/25(3)(7)		556,000	564,340
			917,303
Consumer Finance — 0.2%
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(3)		387,000	403,931
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(3)		69,000	71,760
			475,691
Consumer Staples — 0.2%
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23(3)		67,000	64,722
Sabre GLBL, Inc., 5.38%, 4/15/23(3)		73,000	76,843
Sabre GLBL, Inc., 5.25%, 11/15/23(3)		303,000	318,908
			460,473
Containers and Packaging — 0.4%
Berry Global, Inc., 5.50%, 5/15/22		89,000	92,449
Berry Global, Inc., 5.13%, 7/15/23		100,000	105,375
BWAY Holding Co., 5.50%, 4/15/24(3)		190,000	198,312
BWAY Holding Co., 7.25%, 4/15/25(3)		395,000	410,800
Multi-Color Corp., 4.88%, 11/1/25(3)		57,000	57,713
Plastipak Holdings, Inc., 6.25%, 10/15/25(3)		58,000	59,377
Silgan Holdings, Inc., 3.25%, 3/15/25(3)	EUR	105,000	129,032
			1,053,058
Diversified Financial Services — 0.1%
Intrum Justitia AB, 3.13%, 7/15/24(3)	EUR	195,000	233,940
Diversified Telecommunication Services — 0.4%
Intelsat Jackson Holdings SA, 9.50%, 9/30/22(3)		$462,000	544,582
Level 3 Financing, Inc., 5.63%, 2/1/23		600,000	621,000
			1,165,582
Electronic Equipment, Instruments and Components — 0.1%
WESCO Distribution, Inc., 5.38%, 6/15/24		263,000	277,202

	Principal Amount/Shares	Value
Energy Equipment and Services — 0.1%
CHC Group LLC / CHC Finance Ltd., (Acquired 3/13/17, Cost $70,835), 0.00%, 10/1/20(8)(9)	$114,377	$165,847
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	66,000	66,578
SBA Communications Corp., 4.88%, 9/1/24	212,000	218,360
		284,938
Food Products — 0.4%
Lamb Weston Holdings, Inc., 4.63%, 11/1/24(3)	99,000	103,950
Lamb Weston Holdings, Inc., 4.88%, 11/1/26(3)	31,000	32,666
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.88%, 5/1/21	400,000	410,000
Post Holdings, Inc., 5.00%, 8/15/26(3)	266,000	267,995
TreeHouse Foods, Inc., 6.00%, 2/15/24(3)	284,000	305,300
		1,119,911
Health Care Equipment and Supplies — 0.2%
MEDNAX, Inc., 5.25%, 12/1/23(3)	492,000	512,910
Health Care Providers and Services — 0.3%
Envision Healthcare Corp., 6.25%, 12/1/24(3)	70,000	72,888
HCA, Inc., 5.38%, 2/1/25	644,000	663,925
HCA, Inc., 4.50%, 2/15/27	175,000	177,187
		914,000
Hotels, Restaurants and Leisure — 0.9%
1011778 BC ULC / New Red Finance, Inc., 4.63%, 1/15/22(3)	300,000	307,740
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(3)	228,000	232,560
Aramark Services, Inc., 5.13%, 1/15/24	301,000	319,060
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.38%, 6/1/24	181,000	191,408
Eldorado Resorts, Inc., 6.00%, 4/1/25	68,000	72,080
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	135,000	138,206
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.63%, 4/1/25	248,000	256,370
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 4/1/27	149,000	157,195
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(3)	20,000	21,150
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(3)	347,000	369,607
Six Flags Entertainment Corp., 4.88%, 7/31/24(3)	384,000	396,000
		2,461,376
Household Durables†
Toll Brothers Finance Corp., 5.63%, 1/15/24	63,000	69,300
Industrial Conglomerates — 0.2%
Gates Global LLC / Gates Global Co., 6.00%, 7/15/22(3)	539,000	557,191
Insurance — 0.1%
Aircastle Ltd., 4.13%, 5/1/24	241,000	247,025
Genworth Holdings, Inc., 4.90%, 8/15/23	89,000	75,846

	Principal Amount/Shares	Value
Genworth Holdings, Inc., 4.80%, 2/15/24	$67,000	$57,332
		380,203
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/25	156,000	163,995
West Corp., 8.50%, 10/15/25(3)	234,000	230,051
		394,046
Machinery — 0.3%
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21(3)	29,000	29,834
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(3)	102,000	110,739
Oshkosh Corp., 5.38%, 3/1/25	340,000	362,100
TriMas Corp., 4.88%, 10/15/25(3)	156,000	158,048
Welbilt, Inc., 9.50%, 2/15/24	40,000	45,950
		706,671
Media — 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24	387,000	402,964
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(3)	476,000	498,777
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 5/1/27(3)	111,000	112,249
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(3)	119,000	118,702
GTT Communications, Inc., 7.88%, 12/31/24(3)	230,000	245,812
Lamar Media Corp., 5.75%, 2/1/26	381,000	412,432
National CineMedia LLC, 5.75%, 8/15/26	119,000	110,372
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(3)(4)	24,000	24,564
Regal Entertainment Group, 5.75%, 6/15/23	113,000	117,944
Regal Entertainment Group, 5.75%, 2/1/25	565,000	579,125
Sirius XM Radio, Inc., 3.88%, 8/1/22(3)	94,000	96,233
Sirius XM Radio, Inc., 5.00%, 8/1/27(3)	131,000	132,801
Unison Ground Lease Funding LLC, 6.27%, 3/15/43(3)	171,000	160,517
		3,012,492
Metals and Mining — 0.1%
Compass Minerals International, Inc., 4.88%, 7/15/24(3)	198,000	196,268
Oil, Gas and Consumable Fuels — 1.0%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.88%, 12/15/24(3)	503,000	548,270
Diamondback Energy, Inc., 4.75%, 11/1/24	261,000	266,872
Gulfport Energy Corp., 6.00%, 10/15/24	570,000	572,850
Murray Energy Corp., 11.25%, 4/15/21(3)	255,000	140,887
Parsley Energy LLC / Parsley Finance Corp., 5.38%, 1/15/25(3)	309,000	315,180
Parsley Energy LLC / Parsley Finance Corp., 5.63%, 10/15/27(3)	125,000	129,298
QEP Resources, Inc., 5.25%, 5/1/23	250,000	248,125
Range Resources Corp., 5.00%, 3/15/23	290,000	288,544
Ultra Resources, Inc., 7.13%, 4/15/25(3)	125,000	125,156
Whiting Petroleum Corp., 6.25%, 4/1/23	125,000	125,313
WildHorse Resource Development Corp., 6.88%, 2/1/25(3)	40,000	39,800
		2,800,295
Software — 0.1%
Sophia LP / Sophia Finance, Inc., 9.00%, 9/30/23(3)(7)	194,000	202,245

	Principal Amount/Shares	Value
Specialty Retail — 0.3%
Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/1/25	$377,000	$376,057
United Rentals North America, Inc., 5.88%, 9/15/26	77,000	84,267
United Rentals North America, Inc., 5.50%, 5/15/27	77,000	82,583
United Rentals North America, Inc., 4.88%, 1/15/28	323,000	325,422
		868,329
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)	105,000	117,406
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 4.88%, 5/15/26(3)	354,000	366,390
Trading Companies and Distributors†
United Rentals North America, Inc., 4.88%, 1/15/28	105,000	105,788
Transportation and Logistics†
Wabash National Corp., 5.50%, 10/1/25(3)	69,000	70,559
Wireless Telecommunication Services — 0.5%
Sprint Corp., 7.88%, 9/15/23	500,000	560,000
T-Mobile USA, Inc., 6.00%, 4/15/24	150,000	160,875
T-Mobile USA, Inc., 6.38%, 3/1/25	262,000	283,615
T-Mobile USA, Inc., 6.50%, 1/15/26	398,000	441,330
		1,445,820
TOTAL CORPORATE BONDS (Cost $25,508,636)		26,097,873
EXCHANGE-TRADED FUNDS — 8.7%
iShares Global Financials ETF	101,976	6,906,834
iShares International Select Dividend ETF	216,440	7,248,576
iShares U.S. Preferred Stock ETF	61,408	2,363,594
PowerShares KBW High Dividend Yield Financial Portfolio	84,338	1,979,413
PowerShares Preferred Portfolio ETF	100,174	1,498,603
YieldShares High Income ETF	203,148	3,999,984
TOTAL EXCHANGE-TRADED FUNDS (Cost $22,227,584)		23,997,004
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 6.6%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class F, VRN, 4.07%, 11/15/17, resets monthly off the 1-month LIBOR plus 2.83%(3)	$1,000,000	987,902
BX Trust, Series 2017-SLCT, Class E, VRN, 4.39%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.15%(3)	1,000,000	1,007,143
BX Trust, Series 2017-SLCT, Class F, VRN, 5.49%, 11/15/17, resets monthly off the 1-month LIBOR plus 4.25%(3)	1,000,000	1,010,596
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL3, VRN, 4.81%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.574%(3)	1,000,000	1,007,755
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, VRN, 6.08%, 11/1/17(3)(10)	1,000,000	1,038,718
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class E, VRN, 3.73%, 11/15/17, resets monthly off the 1-month LIBOR plus 2.50%(3)	1,000,000	1,002,508
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, VRN, 6.14%, 11/1/17(10)	35,203	35,179
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class D, VRN, 4.74%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.50%(3)	1,400,000	1,409,079

	Principal Amount/Shares	Value
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, VRN, 6.31%, 11/1/17(10)	$25,951	$25,923
CSMC Trust, Series 2015-DEAL, Class D, VRN, 4.34%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.10%(3)	1,000,000	1,004,093
CSMC Trust, Series 2015-DEAL, Class E, VRN, 5.24%, 11/15/17, resets monthly off the 1-month LIBOR plus 4.00%(3)	1,000,000	1,007,273
GE Commercial Mortgage Corp., Series 2007-C1, Class A1A, VRN, 5.48%, 11/1/17(10)	40,720	40,675
GS Mortgage Securities Corp., Series 2017-500K, Class F, VRN, 3.04%, 11/15/17, resets monthly off the 1-month LIBOR plus 1.80%(3)	1,000,000	1,002,785
GS Mortgage Securities Trust, Series 2013-GC12, Class D, VRN, 4.45%, 11/1/17(3)(10)	1,000,000	867,647
Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class D, VRN, 3.09%, 11/15/17, resets monthly off the 1-month LIBOR plus 1.85%(3)	1,000,000	999,143
Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class F, VRN, 4.29%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.05%(3)	1,000,000	1,002,226
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2016-WPT, Class D, VRN, 4.99%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.75%(3)	1,000,000	1,012,872
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class D, VRN, 4.15%, 11/1/17(10)	1,000,000	918,624
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-BXH, Class E, VRN, 4.99%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.75%(3)	260,208	258,319
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class E, VRN, 5.09%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.85%(3)	300,000	300,717
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class E, VRN, 4.79%, 11/15/17, resets monthly off the 1-month LIBOR plus 3.55%(3)	1,000,000	1,002,035
Lone Star Portfolio Trust, Series 2015-LSP, Class E, VRN, 6.84%, 11/15/17, resets monthly off the 1-month LIBOR plus 5.60%(3)	1,194,512	1,216,421
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $18,047,141)		18,157,633
EXCHANGE-TRADED NOTES — 4.7%
ETRACS Alerian MLP Infrastructure Index ETN	224,585	5,275,502
JPMorgan Alerian MLP Index ETN	280,459	7,589,220
TOTAL EXCHANGE-TRADED NOTES (Cost $14,740,424)		12,864,722
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 2.2%
Private Sponsor Collateralized Mortgage Obligations — 0.8%
Banc of America Merrill Lynch, Series 2016 ASHF , Class E, VRN, 7.99%, 11/15/17, resets monthly off the 1-month LIBOR plus 6.75%(3)	$1,000,000	1,028,288
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC6, Class A2, VRN, 1.64%, 11/27/17, resets monthly off the 1-month LIBOR plus 0.40%	1,217,945	1,063,425
		2,091,713
U.S. Government Agency Collateralized Mortgage Obligations — 1.4%
FNMA, Series 2016-C05, Class 2M2, VRN, 5.69%, 11/27/17, resets monthly off the 1-month LIBOR plus 4.45%	1,500,000	1,653,627
FNMA, Series 2016-C06, Class 1M2, VRN, 5.49%, 11/27/17, resets monthly off the 1-month LIBOR plus 4.25%	1,000,000	1,123,263

	Principal Amount/Shares	Value
GNMA, Series 2012-87, IO, VRN, 0.54%, 11/1/17(10)	$5,903,476	$182,507
GNMA, Series 2012-99, IO, SEQ, VRN, 0.52%, 11/1/17(10)	4,318,409	153,740
GNMA, Series 2014-126, IO, SEQ, VRN, 0.74%, 11/1/17(10)	4,765,011	249,563
GNMA, Series 2014-126, IO, SEQ, VRN, 0.96%, 11/1/17(10)	5,864,629	353,718
GNMA, Series 2015-85, IO, VRN, 0.62%, 11/1/17(10)	6,632,759	310,137
		4,026,555
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,412,517)		6,118,268
PREFERRED STOCKS — 2.1%
Equity Real Estate Investment Trusts (REITs) — 2.1%
American Homes 4 Rent, 6.50%	6,144	164,905
American Homes 4 Rent, 6.35%	6,048	159,728
Ashford Hospitality Trust, Inc., 7.375%	4,101	103,755
CBL & Associates Properties, Inc., 6.625%	4,542	112,937
Cedar Realty Trust, Inc., 7.25%	2,503	63,852
Cedar Realty Trust, Inc., 6.50%	6,700	169,007
Colony NorthStar, Inc., 8.50%	4,136	107,681
Colony NorthStar, Inc., 8.75%	5,938	160,326
Colony NorthStar, Inc., 7.125%	4,700	119,709
DDR Corp., 6.50%	6,419	161,951
DDR Corp., 6.25%	6,441	162,056
Digital Realty Trust, Inc., 6.35%	3,891	106,030
Digital Realty Trust, Inc., 5.875%	4,765	121,603
Digital Realty Trust, Inc., 6.625%	3,800	105,678
Digital Realty Trust, Inc., 5.25%	5,425	135,571
GGP, Inc., 6.375%	6,521	164,655
Gladstone Commercial Corp., 7.00%	4,693	122,018
Hersha Hospitality Trust, 6.875%	3,677	94,131
Hersha Hospitality Trust, 6.50%	2,927	75,370
Hersha Hospitality Trust, 6.50%	2,877	72,788
Kimco Realty Corp., 5.625%	5,319	134,358
Kimco Realty Corp., 5.50%	5,363	134,719
Kimco Realty Corp., 6.00%	1,165	29,358
LaSalle Hotel Properties, 6.375%	2,900	73,283
LaSalle Hotel Properties, 6.30%	6,400	165,056
Monmouth Real Estate Investment Corp., 6.125%	5,289	133,230
National Retail Properties, Inc., 5.70%	2,955	77,096
National Retail Properties, Inc., 5.20%	5,407	135,770
Pebblebrook Hotel Trust, 6.50%	5,795	147,193
Pennsylvania Real Estate Investment Trust, 7.375%	4,716	120,399
Pennsylvania Real Estate Investment Trust, 7.20%	4,636	121,927
PS Business Parks, Inc., 5.20%	6,483	164,020
PS Business Parks, Inc., 5.70%	5,350	135,408
PS Business Parks, Inc., 5.75%	2,858	72,107
Public Storage, 4.90%	4,798	119,710
Public Storage, 4.95%	4,820	120,837
Public Storage, 5.125%	2,900	73,863

	Principal Amount/Shares	Value
Public Storage, 5.40%	4,599	$118,838
Public Storage, 5.20%	2,999	75,845
Retail Properties of America, Inc., 7.00%	6,652	168,429
Rexford Industrial Realty, Inc., 5.875%	6,701	169,535
Sabra Health Care REIT, Inc., 7.125%	2,947	75,546
STAG Industrial, Inc., 6.625%	2,859	73,219
Sunstone Hotel Investors, Inc., 6.95%	6,055	160,760
Taubman Centers, Inc., 6.25%	4,208	106,147
VEREIT, Inc., 6.70%	2,907	74,332
Vornado Realty Trust, 5.40%	6,396	161,819
Vornado Realty Trust, 5.70%	4,747	120,764
Washington Prime Group, Inc., 7.50%	2,976	75,025
Washington Prime Group, Inc., 6.875%	2,996	74,900
TOTAL PREFERRED STOCKS (Cost $5,860,668)		5,897,244
U.S. TREASURY SECURITIES — 2.0%
U.S. Treasury Notes, 1.625%, 5/15/26	$3,765,000	3,559,028
U.S. Treasury Notes, 2.00%, 11/15/26	2,100,000	2,039,748
TOTAL U.S. TREASURY SECURITIES (Cost $5,708,407)		5,598,776
CONVERTIBLE BONDS†
Oil, Gas and Consumable Fuels†
Whiting Petroleum Corp., 1.25%, 4/1/20 (Cost $112,812)	125,000	112,734
TEMPORARY CASH INVESTMENTS — 10.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $30,004,105)	30,004,105	30,004,105
PURCHASED OPTIONS CONTRACTS† (Cost $32,452)		9,348
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 101.2% (Cost $277,057,930)		280,372,314
CORPORATE BONDS SOLD SHORT — (0.2)%
Chemicals†
Tronox Finance LLC, 144A, 7.50%, 3/15/22	$(60,000)	(63,225)
Equity Real Estate Investment Trusts (REITs) — (0.1)%
CBL & Associates LP, 5.25%, 12/1/23	(198,000)	(198,571)
Pharmaceuticals — (0.1)%
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	(300,000)	(276,318)
TOTAL CORPORATE BONDS SOLD SHORT (Proceeds $538,692)		(538,114)
OTHER ASSETS AND LIABILITIES — (1.0)%		(2,707,608)
TOTAL NET ASSETS — 100.0%		$277,126,592

PURCHASED OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Cost	Value
SPDR S&P 500 ETF Trust	15	Put	$216.00	12/15/17	$385,725	$5,401	$233
SPDR S&P 500 ETF Trust	17	Put	$220.00	12/15/17	$437,155	5,220	323
SPDR S&P 500 ETF Trust	45	Put	$222.00	1/19/18	$1,157,175	10,936	2,295
SPDR S&P Retail ETF	89	Put	$35.00	3/16/18	$351,461	10,895	6,497
						$32,452	$9,348

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	819,820	EUR	690,000	State Street Bank & Trust Co.	11/20/17	$15,326

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX)	212	November 2017	USD	212,000	$2,390,300	$(85,073)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX)	182	January 2018	USD	182,000	$2,406,950	$64,153
S&P 500 E-Mini	52	December 2017	USD	2,600	6,689,020	(255,393)
					$9,095,970	$(191,240)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$2,250,000	$163,866	$37,788	$201,654

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $98,313,913, which represented 35.4% of total net assets. Of these securities, 0.4% of total net assets were deemed illiquid under policies approved by the Board of Directors.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(6)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts, options contracts, swap agreements and/or securities sold short. At the period end, the aggregate value of securities pledged was $74,577.

(8)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(9)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $165,847, which represented 0.1% of total net assets.

(10)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(11)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $277,057,930)	$280,372,314
Foreign currency holdings, at value (cost of $21,437)	21,358
Deposits with broker for securities sold short	400,340
Deposits with broker for swap agreements	115,412
Deposits with broker for futures contracts	890,989
Receivable for investments sold	2,454,742
Receivable for capital shares sold	1,230,440
Receivable for variation margin on swap agreements	3,415
Unrealized appreciation on forward foreign currency exchange contracts	15,326
Interest and dividends receivable	856,711
286,361,047

Liabilities
Securities sold short, at value (proceeds of $538,692)	538,114
Payable for investments purchased	7,796,400
Payable for capital shares redeemed	402,374
Payable for variation margin on futures contracts	47,740
Accrued management fees	421,036
Distribution and service fees payable	18,784
Interest expense payable on securities sold short	7,268
Accrued other expenses	2,739
9,234,455

Net Assets	$277,126,592

Net Assets Consist of:
Capital (par value and paid-in surplus)	$273,678,002
Undistributed net investment income	892,067
Accumulated net realized loss	(535,387)
Net unrealized appreciation	3,091,910
$277,126,592

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$126,655,806	12,922,101	$9.80
I Class, $0.01 Par Value	$114,472,330	11,675,568	$9.80
Y Class, $0.01 Par Value	$5,129	523	$9.81
A Class, $0.01 Par Value	$13,515,304	1,379,232	$9.80*
C Class, $0.01 Par Value	$18,704,693	1,918,914	$9.75
R Class, $0.01 Par Value	$790,374	80,785	$9.78
R6 Class, $0.01 Par Value	$2,982,956	304,206	$9.81
*Maximum offering price $10.40 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Interest	$5,893,565
Dividends (net of foreign taxes withheld of $20,770)	2,807,726
8,701,291

Expenses:
Management fees	3,965,072
Distribution and service fees:
A Class	61,636
C Class	173,344
R Class	7,743
Directors' fees and expenses	6,142
Dividend expense on securities sold short	15,730
Interest expense on securities sold short	8,246
Fees and charges on borrowings for securities sold short	728
Other expenses	13,917
4,252,558
Fees waived(1)	(163,060)
4,089,498

Net investment income (loss)	4,611,793

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,006,201
Securities sold short transactions	(47)
Forward foreign currency exchange contract transactions	(85,818)
Futures contract transactions	(30,884)
Swap agreement transactions	154,375
Written options contract transactions	76,821
Foreign currency translation transactions	42,755
2,163,403

Change in net unrealized appreciation (depreciation) on:
Investments	3,532,422
Securities sold short	3,209
Forward foreign currency exchange contracts	17,437
Futures contracts	(359,413)
Swap agreements	39,857
Written options contracts	(47,554)
Translation of assets and liabilities in foreign currencies	4,487
3,190,445

Net realized and unrealized gain (loss)	5,353,848

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,965,641

(1)	Amount consists of $85,921, $39,286, $2, $19,724, $13,867, $1,239 and $3,021 for Investor Class,
I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$4,611,793	$1,305,762
Net realized gain (loss)	2,163,403	(1,958,927)
Change in net unrealized appreciation (depreciation)	3,190,445	2,235,948
Net increase (decrease) in net assets resulting from operations	9,965,641	1,582,783

Distributions to Shareholders
From net investment income:
Investor Class	(2,069,991)	(978,526)
I Class	(1,441,260)	(234,250)
Y Class	(68)	—
A Class	(379,667)	(386,150)
C Class	(169,405)	(297,352)
R Class	(19,673)	(60,792)
R6 Class	(83,364)	(77,674)
Decrease in net assets from distributions	(4,163,428)	(2,034,744)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	184,197,316	36,711,052

Net increase (decrease) in net assets	189,999,529	36,259,091

Net Assets
Beginning of period	87,127,063	50,867,972
End of period	$277,126,592	$87,127,063

Undistributed net investment income	$892,067	$274,370

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide diverse sources of income.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Exchange-traded notes and equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures and options contracts are valued based on quoted prices as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, short sales, futures contracts, options contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on short sales, futures contracts, options contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP is responsible for making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were ArrowMark Colorado Holdings LLC (formerly Arrowpoint Asset Management, LLC), Bain Capital Credit, LP, Good Hill Partners LP and Timbercreek Investment Management (U.S.) LLC (formerly Timbercreek Asset Management (U.S.) LLC). PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund. ACIM and the fund’s subadvisors own 7% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2017, the investment advisor agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	2.00%	1.92%
I Class	1.80%	1.72%
Y Class	1.65%	1.57%
A Class	2.00%	1.92%
C Class	2.00%	1.92%
R Class	2.00%	1.92%
R6 Class	1.65%	1.57%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2017 totaled $293,150,189, of which $7,966,836 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2017 totaled $115,919,680, of which $2,033,164 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	85,000,000		100,000,000
Sold	21,278,884	$205,803,534	3,292,955	$31,071,814
Issued in reinvestment of distributions	213,104	2,062,883	104,730	976,510
Redeemed	(12,942,093)	(125,895,056)	(1,304,988)	(12,393,227)
	8,549,895	81,971,361	2,092,697	19,655,097
I Class/Shares Authorized	80,000,000		80,000,000
Sold	13,030,700	127,074,687	223,611	2,118,179
Issued in reinvestment of distributions	148,092	1,441,260	25,141	234,250
Redeemed	(2,253,142)	(22,017,262)	(98,834)	(946,715)
	10,925,650	106,498,685	149,918	1,405,714
Y Class/Shares Authorized	50,000,000		N/A
Sold	516	5,001
Issued in reinvestment of distributions	7	68
	523	5,069
A Class/Shares Authorized	35,000,000		40,000,000
Sold	3,793,956	36,555,230	1,296,924	12,305,538
Issued in reinvestment of distributions	38,810	374,267	41,367	385,742
Redeemed	(4,598,086)	(44,713,379)	(201,729)	(1,924,374)
	(765,320)	(7,783,882)	1,136,562	10,766,906
C Class/Shares Authorized	35,000,000		40,000,000
Sold	1,440,556	13,860,944	407,147	3,836,114
Issued in reinvestment of distributions	17,181	165,765	31,818	295,025
Redeemed	(825,437)	(7,985,144)	(164,912)	(1,564,736)
	632,300	6,041,565	274,053	2,566,403
R Class/Shares Authorized	20,000,000		20,000,000
Sold	482	4,947	33,029	312,786
Issued in reinvestment of distributions	2,044	19,673	6,535	60,792
Redeemed	(128,452)	(1,249,609)	(32,853)	(313,388)
	(125,926)	(1,224,989)	6,711	60,190
R6 Class/Shares Authorized	30,000,000		30,000,000
Sold	—	—	262,927	2,495,176
Issued in reinvestment of distributions	8,636	83,364	8,336	77,674
Redeemed	(142,727)	(1,393,857)	(32,966)	(316,108)
	(134,091)	(1,310,493)	238,297	2,256,742
Net increase (decrease)	19,083,031	$184,197,316	3,898,238	$36,711,052

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$37,671,279	$7,980,927	—
Asset-Backed Securities	—	41,674,697	—
Bank Loan Obligations	—	36,071,343	—
Collateralized Loan Obligations	—	28,116,361	—
Corporate Bonds	—	26,097,873	—
Exchange-Traded Funds	23,997,004	—	—
Commercial Mortgage-Backed Securities	—	18,157,633	—
Exchange-Traded Notes	12,864,722	—	—
Collateralized Mortgage Obligations	—	6,118,268	—
Preferred Stocks	5,231,795	665,449	—
U.S. Treasury Securities	—	5,598,776	—
Convertible Bonds	—	112,734	—
Purchased Options Contracts	9,348	—	—
Temporary Cash Investments	30,004,105	—	—
	$109,778,253	$170,594,061	—
Other Financial Instruments
Futures Contracts	$64,153	—	—
Swap Agreements	—	$201,654	—
Forward Foreign Currency Exchange Contracts	—	15,326	—
	$64,153	$216,980	—

Liabilities
Securities Sold Short
Corporate Bonds	—	$538,114	—
Other Financial Instruments
Futures Contracts	$340,466	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,031,702.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date.  A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments held during the period was 245 purchased options contracts and 539 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these equity price risk derivative instruments held during the period was $185,250 futures contracts purchased and $171,596 futures contracts sold.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to forward foreign currency exchange contracts held during the period was $894,354.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $3,899,150 futures contracts sold.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$3,415	Payable for variation margin on swap agreements*	—
Equity Price Risk	Investment securities	9,348	Investment securities	—
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$47,740
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	15,326	Unrealized depreciation on forward foreign currency exchange contracts	—
		$28,089		$47,740
* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$154,375	Change in net unrealized appreciation (depreciation) on swap agreements	$39,857
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(62,643)	Change in net unrealized appreciation (depreciation) on futures contracts	(300,575)
Equity Price Risk	Net realized gain (loss) on investment transactions	(205,204)	Change in net unrealized appreciation (depreciation) on investments	(4,288)
Equity Price Risk	Net realized gain (loss) on written options contract transactions	76,821	Change in net unrealized appreciation (depreciation) on written options contracts	(47,554)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(85,818)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	17,437
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	31,759	Change in net unrealized appreciation (depreciation) on futures contracts	(58,838)
		$(90,710)		$(353,961)

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$4,163,428	$2,034,744
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$277,354,477
Gross tax appreciation of investments	$6,869,769
Gross tax depreciation of investments	(3,851,932)
Net tax appreciation (depreciation) of investments	3,017,837
Gross tax appreciation on securities sold short	9,284
Gross tax depreciation on securities sold short	(8,706)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(14,093)
Net tax appreciation (depreciation)	$3,004,322
Undistributed ordinary income	$1,302,203
Accumulated short-term capital losses	$(806,273)
Accumulated long-term capital losses	$(51,662)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts and investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.48	0.22	0.29	0.51	(0.19)	$9.80	5.45%	1.94%	2.02%	2.33%	2.25%	65%	$126,656
2016	$9.61	0.24	0.04	0.28	(0.41)	$9.48	3.03%	2.00%	2.01%	2.57%	2.56%	98%	$41,447
2015(4)	$10.00	0.10	(0.49)	(0.39)	—	$9.61	(3.90)%	2.00%(5)	2.00%(5)	2.55%(5)	2.55%(5)	23%	$21,898
I Class(6)
2017	$9.48	0.27	0.26	0.53	(0.21)	$9.80	5.66%	1.74%	1.82%	2.53%	2.45%	65%	$114,472
2016	$9.61	0.26	0.05	0.31	(0.44)	$9.48	3.19%	1.80%	1.81%	2.77%	2.76%	98%	$7,111
2015(4)	$10.00	0.11	(0.50)	(0.39)	—	$9.61	(3.80)%	1.80%(5)	1.80%(5)	2.75%(5)	2.75%(5)	23%	$5,769
Y Class
2017(7)	$9.69	0.15	0.10	0.25	(0.13)	$9.81	2.61%	1.59%(5)	1.67%(5)	2.80%(5)	2.72%(5)	65%(8)	$5
A Class
2017	$9.48	0.18	0.31	0.49	(0.17)	$9.80	5.19%	2.19%	2.27%	2.08%	2.00%	65%	$13,515
2016	$9.60	0.22	0.04	0.26	(0.38)	$9.48	2.80%	2.25%	2.26%	2.32%	2.31%	98%	$20,328
2015(4)	$10.00	0.09	(0.49)	(0.40)	—	$9.60	(4.00)%	2.25%(5)	2.25%(5)	2.30%(5)	2.30%(5)	23%	$9,673

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$9.43	0.12	0.30	0.42	(0.10)	$9.75	4.42%	2.94%	3.02%	1.33%	1.25%	65%	$18,705
2016	$9.57	0.14	0.05	0.19	(0.33)	$9.43	2.03%	3.00%	3.01%	1.57%	1.56%	98%	$12,129
2015(4)	$10.00	0.06	(0.49)	(0.43)	—	$9.57	(4.30)%	3.00%(5)	3.00%(5)	1.55%(5)	1.55%(5)	23%	$9,687
R Class
2017	$9.46	0.16	0.30	0.46	(0.14)	$9.78	4.93%	2.44%	2.52%	1.83%	1.75%	65%	$790
2016	$9.59	0.19	0.04	0.23	(0.36)	$9.46	2.50%	2.50%	2.51%	2.07%	2.06%	98%	$1,956
2015(4)	$10.00	0.08	(0.49)	(0.41)	—	$9.59	(4.10)%	2.50%(5)	2.50%(5)	2.05%(5)	2.05%(5)	23%	$1,917
R6 Class
2017	$9.48	0.25	0.31	0.56	(0.23)	$9.81	5.93%	1.59%	1.67%	2.68%	2.60%	65%	$2,983
2016	$9.62	0.27	0.04	0.31	(0.45)	$9.48	3.39%	1.65%	1.66%	2.92%	2.91%	98%	$4,157
2015(4)	$10.00	0.12	(0.50)	(0.38)	—	$9.62	(3.80)%	1.65%(5)	1.65%(5)	2.90%(5)	2.90%(5)	23%	$1,924

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	May 29, 2015 (fund inception) through October 31, 2015.

(5)	Annualized.

(6)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(7)	April 10, 2017 (commencement of sale) through October 31, 2017.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC Alternatives® Income Fund of American Century Capital Portfolios, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 20, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management and Subadvisory Agreements

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the Subadvisory Agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”). The underlying subadvisors approved by the Board were ArrowMark Colorado Holdings, LLC (previously known as Arrowpoint); Bain Capital Credit, LP; Good Hill Partners LP; and Timbercreek Asset Management (U.S.) LLC (each a “Subadvisor,” and collectively with PWP, the “Subadvisors”). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.
Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the Fund;

•	the wide range of other programs and services to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including without limitation, the following:
Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services, including without limitation, the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.
Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor’s code of ethics and any changes thereto. Further, through the Advisor’s compliance group, the Board stays abreast of any violations of a Subadvisor’s code.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms’ length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.
Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements with each Subadvisor, should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $756,596, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90982 1712

ANNUAL REPORT
OCTOBER 31, 2017

 AC Alternatives® Long Short Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ALEVX	12.14%	5.97%	10/30/15
HFRX Equity Hedge Index	—	9.69%	3.37%	—
MSCI ACWI Index	—	23.20%	12.09%	—
I Class	ALEJX	12.43%	6.13%	10/30/15
Y Class	ALYEX	—	7.18%	4/10/17
A Class	ALEQX			10/30/15
No sales charge		11.98%	5.71%
With sales charge		5.55%	2.62%
C Class	ALEHX	11.04%	4.88%	10/30/15
R Class	ALEWX	11.60%	5.40%	10/30/15
R6 Class	ALEDX	12.50%	6.29%	10/30/15
Although the fund commenced operations on October 15, 2015, the performance inception date (for all classes except Y Class) reflects the date the fund began investing in accordance with its investment strategy. Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 30, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $11,234

HFRX Equity Hedge Index — $10,687

MSCI ACWI Index — $12,573

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R6 Class
3.15%	2.95%	2.80%	3.40%	4.15%	3.65%	2.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Advisor: American Century Investment Management, Inc.
Portfolio Manager: Cleo Chang

Cleo Chang, Senior Vice President and Head of Alternative Investments, began managing the fund in 2017.

Effective September 2017, Perella Weinberg Partners Capital Management LP (PWP) transitioned to a consulting role for the fund. PWP will not have investment discretion with respect to the fund and will not provide advisory services to the fund.

Performance Summary

For the fiscal year ended October 31, 2017, AC Alternatives Long Short Fund generated a return of 12.14%* and outperformed the benchmark HFRX Equity Hedge Index, which was up 9.69% over the same period. By comparison, the broader equity market, as measured by the MSCI ACWI Index, returned 23.20%. During the fiscal year, the fund’s net market exposure averaged around 52%, which explains the underperformance relative to the broader equity market. (Net market exposure refers to the portfolio’s net long position less its net short position. The calculation is based on delta-adjusted notional values and excludes cash and FX forwards.)

Performance Review

Global equities rallied strongly in the last 12 months. Domestic stocks (S&P 500 Index) were up 23.63% while the MSCI Europe Index and MSCI Emerging Market Index gained 27.01% and 26.45%, respectively, in U.S. dollars. Other than several pockets of heightened volatility, the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) was generally muted, declining from 17.06 to 10.18 over the period.

In the U.S., information technology, financials, industrials, and materials sectors outperformed. Steady economic growth, strong earnings, subdued inflation and a weaker U.S. dollar boosted the performance of cyclical sectors. On the other hand, energy underperformed amid oil price volatility, where crude bottomed near $42 in June before climbing back toward its year-to-date high of $54 per barrel. Weakness was also seen in the telecommunications sector, where concerns surrounding cord-cutting and ongoing competitive pressure to offer discount pricing on wireless plans.

In June, we terminated our relationship with subadvisor Passport Capital. The subadvisor lineup remains diversified with Sirios Capital Management (a U.S. long-short manager), Three Bridges Capital (a European investment manager), and Columbia Management Investment Advisers (a technology-focused specialist). Passport Capital slightly detracted from overall performance while the three remaining managers were positive contributors. The overlay sleeve, which has been in place since inception and is used to hedge out unwanted risks or to implement thematic trades, was a small detractor.

For Passport Capital, security selection in both long and short book weighed on total return. A Permian Basin-focused exploration and production energy company was among the largest detractors as the broader sector struggled with oil price volatility. Shorting emerging market countries hurt absolute performance due to the region’s year-to-date strong performance.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Sirios Capital Management’s positive performance was aided by long exposure to a U.S.-based chemical company, large U.S. money center banks and industrial names. Several computer hardware and storage holdings were strong contributors to the overall performance.

In Three Bridges Capital’s portfolio, positive return contribution came from a German industrial conglomerate, several insurance companies and banks, and luxury apparel manufacturers.

A favorable technology backdrop was a tailwind for Columbia Management Investment Advisers. The manager was overweight in semiconductors. Both strong security selection and ongoing industry consolidation led to solid returns.

Finally, the overlay sleeve slightly detracted from performance mainly because of its market hedges.

Outlook

We remain positive on the broader equity markets as the global macro backdrop and company fundamentals remain strong. We are, however, wary of elevated valuations and known or unknown catalysts that could derail investor sentiment. We believe the fund’s long-short, multi-manager approach is well-suited for the years ahead. The overall environment for equity hedged strategies, and stock selection more broadly, may have favorable tailwinds going forward should market volatility increase.

When the fiscal year closed on October 31, 2017, capital allocation stood as follows: 34% Columbia Management Investment Advisers, 30% Sirios Capital Management, 32% Three Bridges Capital, and 4% Overlay and Liquidity. At the end of the year, the fund’s market exposure was 90% long and 29% short, translating to a 61% net market exposure.

6

Fund Characteristics

OCTOBER 31, 2017
Types of Investments in Portfolio	% of net assets
Common Stocks	73.1%
Exchange-Traded Funds Sold Short	(11.6)%
Common Stocks Sold Short	(6.4)%
Temporary Cash Investments	24.2%
Other Assets and Liabilities	20.7%*
*Amount relates primarily to deposits with broker for securities sold short.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,061.20	$14.03	2.70%
I Class	$1,000	$1,062.00	$12.99	2.50%
Y Class	$1,000	$1,062.80	$12.22	2.35%
A Class	$1,000	$1,060.50	$15.32	2.95%
C Class	$1,000	$1,055.30	$19.17	3.70%
R Class	$1,000	$1,057.80	$16.60	3.20%
R6 Class	$1,000	$1,062.80	$12.22	2.35%
Hypothetical
Investor Class	$1,000	$1,011.59	$13.69	2.70%
I Class	$1,000	$1,012.60	$12.68	2.50%
Y Class	$1,000	$1,013.36	$11.93	2.35%
A Class	$1,000	$1,010.33	$14.95	2.95%
C Class	$1,000	$1,006.55	$18.71	3.70%
R Class	$1,000	$1,009.07	$16.20	3.20%
R6 Class	$1,000	$1,013.36	$11.93	2.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 73.1%
Aerospace and Defense — 1.4%
Airbus SE	6,948	$710,194
Air Freight and Logistics — 1.6%
FedEx Corp.	3,414	770,915
Automobiles — 0.7%
Daimler AG	3,863	320,769
Banks — 3.6%
Bank of America Corp.	11,630	318,546
BAWAG Group AG(1)	7,653	405,614
Commerzbank AG(1)	20,198	276,806
Intesa Sanpaolo SpA	46,461	156,190
JPMorgan Chase & Co.	3,242	326,178
UniCredit SpA(1)	11,852	226,829
Western Alliance Bancorp(1)	521	29,072
		1,739,235
Beverages — 0.7%
Constellation Brands, Inc., Class A(2)	1,592	348,791
Capital Markets — 0.7%
Affiliated Managers Group, Inc.	1,147	213,915
OM Asset Management plc(2)	9,434	144,152
		358,067
Chemicals — 4.1%
BASF SE	2,101	229,123
Givaudan SA	77	171,960
Lanxess AG	4,747	370,911
PPG Industries, Inc.	1,321	153,553
Sherwin-Williams Co. (The)(2)	2,726	1,077,179
		2,002,726
Commercial Services and Supplies — 1.0%
KAR Auction Services, Inc.	4,698	222,356
Pitney Bowes, Inc.(2)	17,897	245,905
		468,261
Communications Equipment — 1.7%
Arista Networks, Inc.(1)(2)	1,064	212,683
ARRIS International plc(1)	8,660	246,810
Brocade Communications Systems, Inc.	11,100	129,315
Juniper Networks, Inc.(2)	2,808	69,723
Lumentum Holdings, Inc.(1)	400	25,260
Palo Alto Networks, Inc.(1)(2)	1,073	157,945
		841,736
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(1)	1,956	365,655

10

	Shares	Value
Investor AB, B Shares	7,581	$375,715
		741,370
Diversified Telecommunication Services — 0.7%
Cellnex Telecom SA	6,088	151,158
Consolidated Communications Holdings, Inc.	1,578	30,250
Deutsche Telekom AG	8,582	156,350
Ooma, Inc.(1)	2,925	30,713
		368,471
Electrical Equipment — 1.2%
ABB Ltd.	8,755	228,868
Prysmian SpA	10,507	362,277
		591,145
Electronic Equipment, Instruments and Components — 0.3%
Keysight Technologies, Inc.(1)	1,900	84,873
Orbotech Ltd.(1)	1,000	44,720
		129,593
Energy Equipment and Services — 0.2%
Halliburton Co.	1,906	81,462

Food Products — 0.5%
Blue Buffalo Pet Products, Inc.(1)	2,011	58,178
Nestle SA	2,477	208,310
		266,488
Health Care Equipment and Supplies — 3.8%
Becton Dickinson and Co.(2)	4,482	935,259
Boston Scientific Corp.(1)	11,630	327,268
CR Bard, Inc.	1,332	435,657
Sonova Holding AG	969	174,928
		1,873,112
Health Care Providers and Services — 0.8%
Universal Health Services, Inc., Class B(2)	3,656	375,471
Hotels, Restaurants and Leisure — 0.3%
McDonald's Corp.(2)	928	154,893
Household Durables — 0.5%
DR Horton, Inc.	5,096	225,294
Industrial Conglomerates — 0.6%
Rheinmetall AG	2,467	290,961
Insurance — 1.0%
Allianz SE	2,055	477,200
Internet and Direct Marketing Retail — 0.7%
JD.com, Inc. ADR(1)	1,100	41,272
Yoox Net-A-Porter Group SpA(1)	8,574	320,596
		361,868
Internet Software and Services — 4.2%
Alphabet, Inc., Class A(1)(2)	440	454,538
Alphabet, Inc., Class C(1)(2)	510	518,486
eBay, Inc.(1)(2)	7,800	293,592

11

	Shares	Value
Facebook, Inc., Class A(1)(2)	3,726	$670,904
GoDaddy, Inc., Class A(1)	1,460	68,182
LogMeIn, Inc.	160	19,368
Okta, Inc.(1)	522	15,096
		2,040,166
IT Services — 2.6%
Cognizant Technology Solutions Corp., Class A(2)	2,449	185,316
DST Systems, Inc.	1,065	62,430
DXC Technology Co.	1,924	176,084
Euronet Worldwide, Inc.(1)	800	77,312
Fidelity National Information Services, Inc.	500	46,380
PayPal Holdings, Inc.(1)(2)	1,800	130,608
Travelport Worldwide Ltd.	7,598	119,213
Visa, Inc., Class A(2)	4,300	472,914
		1,270,257
Machinery — 0.4%
Sandvik AB	11,907	217,470
Media — 1.1%
Comcast Corp., Class A(2)	3,000	108,090
DISH Network Corp., Class A(1)(2)	5,216	253,185
Time Warner, Inc.	800	78,632
World Wrestling Entertainment, Inc., Class A	3,331	88,371
		528,278
Metals and Mining — 0.5%
ArcelorMittal(1)	5,402	154,890
Salzgitter AG	1,944	94,152
		249,042
Multi-Utilities — 0.3%
E.ON SE	13,249	156,338
Oil, Gas and Consumable Fuels — 0.1%
ConocoPhillips(2)	798	40,818
Personal Products — 0.4%
Beiersdorf AG	659	73,924
Estee Lauder Cos., Inc. (The), Class A(2)	1,005	112,369
		186,293
Pharmaceuticals — 0.3%
Bayer AG	1,220	159,345
Professional Services — 0.4%
Nielsen Holdings plc	600	22,242
SGS SA	66	163,007
		185,249
Real Estate Management and Development — 0.9%
Vonovia SE	10,274	452,237
Road and Rail — 1.5%
CSX Corp.	8,038	405,356
Union Pacific Corp.	2,710	313,791
		719,147

12

	Shares	Value
Semiconductors and Semiconductor Equipment — 17.9%
Applied Materials, Inc.(2)	10,600	$598,158
Broadcom Ltd.(2)	3,900	1,029,249
Cavium, Inc.(1)(2)	6,370	439,466
Cypress Semiconductor Corp.	6,100	96,746
Infineon Technologies AG	16,652	455,917
Inphi Corp.(1)	6,015	246,495
Integrated Device Technology, Inc.(1)	13,100	407,017
Lam Research Corp.(2)	7,287	1,519,849
Lattice Semiconductor Corp.(1)	38,000	222,300
Maxim Integrated Products, Inc.	7,389	388,218
Microchip Technology, Inc.(2)	4,200	398,160
Micron Technology, Inc.(1)(2)	26,700	1,183,077
ON Semiconductor Corp.(1)(2)	4,351	92,763
Qorvo, Inc.(1)(2)	8,675	657,652
STMicroelectronics NV	14,149	333,255
Synaptics, Inc.(1)(2)	5,767	214,071
Teradyne, Inc.(2)	10,985	471,147
		8,753,540
Software — 7.3%
Adobe Systems, Inc.(1)	400	70,064
Check Point Software Technologies Ltd.(1)	700	82,397
CyberArk Software Ltd.(1)	145	6,144
Fortinet, Inc.(1)(2)	5,841	230,194
Micro Focus International plc ADR(1)	837	29,236
Microsoft Corp.(2)	1,900	158,042
Nuance Communications, Inc.(1)(2)	53,590	789,917
Oracle Corp. (New York)	8,800	447,920
salesforce.com, Inc.(1)(2)	1,700	173,978
SAP SE	3,481	395,995
Splunk, Inc.(1)(2)	1,400	94,220
Synopsys, Inc.(1)(2)	7,306	632,115
Tableau Software, Inc., Class A(1)	206	16,704
TiVo Corp.(2)	15,359	278,766
Verint Systems, Inc.(1)(2)	2,217	93,557
Zendesk, Inc.(1)	1,382	42,842
Zynga, Inc., Class A(1)	6,700	26,130
		3,568,221
Specialty Retail — 0.9%
CarMax, Inc.(1)(2)	4,903	368,216
Home Depot, Inc. (The)	467	77,419
		445,635
Technology Hardware, Storage and Peripherals — 5.1%
Apple, Inc.(2)	5,900	997,336
Electronics For Imaging, Inc.(1)(2)	8,769	270,612
NetApp, Inc.(2)	9,534	423,500
Western Digital Corp.(2)	5,900	526,693

13

	Shares	Value
Xerox Corp.(2)	9,500	$287,945
		2,506,086
Textiles, Apparel and Luxury Goods — 0.7%
Cie Financiere Richemont SA	3,603	332,257
Wireless Telecommunication Services — 0.9%
PLAY Communications SA(1)	9,993	101,030
VEON Ltd. ADR	91,243	356,760
		457,790
TOTAL COMMON STOCKS (Cost $28,924,442)		35,766,191
TEMPORARY CASH INVESTMENTS — 24.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $11,840,339)	11,840,339	11,840,339
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 97.3% (Cost $40,764,781)		47,606,530
SECURITIES SOLD SHORT — (18.0)%
EXCHANGE-TRADED FUNDS SOLD SHORT — (11.6)%
Consumer Discretionary Select Sector SPDR Fund	(2,774)	(255,180)
Consumer Staples Select Sector SPDR Fund	(4,998)	(265,344)
Health Care Select Sector SPDR Fund	(1,992)	(161,571)
Industrial Select Sector SPDR Fund	(2,725)	(194,919)
SPDR S&P 500 ETF Trust	(4,338)	(1,115,517)
Technology Select Sector SPDR Fund	(58,158)	(3,661,046)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $4,403,713)		(5,653,577)
COMMON STOCKS SOLD SHORT — (6.4)%
Automobiles — (1.0)%
Tesla, Inc.	(1,500)	(497,295)
Diversified Telecommunication Services — (0.5)%
Zayo Group Holdings, Inc.	(6,754)	(243,549)
Food and Staples Retailing — (0.8)%
Wal-Mart Stores, Inc.	(4,609)	(402,412)
Health Care Equipment and Supplies — (0.5)%
ResMed, Inc.	(3,000)	(252,540)
Health Care Technology — (1.0)%
Inovalon Holdings, Inc.	(17,100)	(286,425)
Omnicell, Inc.	(4,334)	(215,833)
		(502,258)
Internet and Direct Marketing Retail — (0.4)%
Wayfair, Inc., Class A	(2,700)	(188,730)
IT Services — (1.2)%
Accenture plc, Class A	(1,796)	(255,679)
International Business Machines Corp.	(2,000)	(308,120)
		(563,799)
Software — (0.9)%
Snap, Inc.	(15,700)	(240,838)
Ultimate Software Group, Inc. (The)	(1,000)	(202,590)
		(443,428)

14

	Shares	Value
Textiles, Apparel and Luxury Goods — (0.1)%
NIKE, Inc., Class B	(561)	$(30,849)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,758,817)		(3,124,860)
TOTAL SECURITIES SOLD SHORT (Proceeds $7,162,530)		(8,778,437)
OTHER ASSETS AND LIABILITIES(3) — 20.7%		10,076,377
TOTAL NET ASSETS — 100.0%		$48,904,470

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	57,000	USD	45,596	Morgan Stanley	1/11/18	$(1,380)
CAD	9,000	USD	7,216	Morgan Stanley	1/11/18	(235)
CAD	71,000	USD	55,424	Morgan Stanley	1/11/18	(349)
USD	102,276	CAD	125,000	Morgan Stanley	1/11/18	5,312
USD	9,730	CAD	12,000	Morgan Stanley	1/11/18	421
CHF	26,000	USD	26,450	State Street Bank & Trust Co.	11/22/17	(355)
CHF	139,000	USD	140,805	State Street Bank & Trust Co.	11/22/17	(1,302)
USD	578,805	CHF	563,000	State Street Bank & Trust Co.	11/22/17	13,767
USD	705,892	CHF	688,000	State Street Bank & Trust Co.	11/22/17	15,402
USD	172,777	CHF	172,000	State Street Bank & Trust Co.	11/22/17	154
DKK	3,656,000	USD	573,768	State Street Bank & Trust Co.	11/22/17	(832)
DKK	511,000	USD	79,757	State Street Bank & Trust Co.	11/22/17	323
DKK	658,000	USD	103,082	State Street Bank & Trust Co.	11/22/17	34
USD	768,341	DKK	4,825,000	State Street Bank & Trust Co.	11/22/17	12,208
EUR	178,000	USD	209,982	State Street Bank & Trust Co.	11/22/17	(2,424)
EUR	805,000	USD	940,066	State Street Bank & Trust Co.	11/22/17	(1,392)
EUR	199,000	USD	231,067	State Street Bank & Trust Co.	11/22/17	978
EUR	12,000	USD	14,297	Morgan Stanley	1/11/18	(260)
EUR	56,000	USD	66,575	Morgan Stanley	1/11/18	(1,072)
EUR	26,000	USD	30,702	Morgan Stanley	1/11/18	(290)
EUR	11,000	USD	12,874	Morgan Stanley	1/11/18	(7)
USD	5,142,514	EUR	4,339,000	State Street Bank & Trust Co.	11/22/17	83,004
USD	357,793	EUR	302,000	State Street Bank & Trust Co.	11/22/17	5,645
USD	134,838	EUR	114,000	State Street Bank & Trust Co.	11/22/17	1,908
USD	145,708	EUR	125,000	State Street Bank & Trust Co.	11/22/17	(49)
USD	969,762	EUR	808,000	Morgan Stanley	1/11/18	24,641
USD	25,205	EUR	21,000	Morgan Stanley	1/11/18	642
USD	30,748	EUR	26,000	Morgan Stanley	1/11/18	336
USD	39,201	EUR	33,000	Morgan Stanley	1/11/18	600
USD	23,612	EUR	20,000	Morgan Stanley	1/11/18	218
GBP	127,000	USD	169,069	State Street Bank & Trust Co.	11/22/17	(301)
USD	104,608	PLN	375,000	Morgan Stanley	1/11/18	1,535
USD	449,223	SEK	3,639,000	State Street Bank & Trust Co.	11/22/17	14,081
USD	23,993	SEK	195,000	State Street Bank & Trust Co.	11/22/17	676
USD	49,412	SEK	403,000	State Street Bank & Trust Co.	11/22/17	1,222
USD	13,904	SEK	116,000	State Street Bank & Trust Co.	11/22/17	33
						$172,892

15

TOTAL RETURN SWAP AGREEMENTS*
Counterparty	Units	Reference Entity	Notional Amount		Value**
Purchased
Morgan Stanley Capital Services LLC	23,879	3i Group plc	GBP	221,032	$11,126
Morgan Stanley Capital Services LLC	4,553	Accor SA	EUR	194,087	1,094
Morgan Stanley Capital Services LLC	911	Aeroports de Paris	EUR	130,458	1,481
Morgan Stanley Capital Services LLC	2,397	Air Liquide SA	EUR	259,256	3,184
Morgan Stanley Capital Services LLC	1,274	Arkema SA	EUR	135,119	3,544
Morgan Stanley Capital Services LLC	12,968	Ashtead Group plc	GBP	232,028	25,872
Morgan Stanley Capital Services LLC	2,872	Atos SE	EUR	382,454	778
Morgan Stanley Capital Services LLC	20,453	BHP Billiton plc	GBP	281,456	(3,712)
Morgan Stanley Capital Services LLC	7,751	Bouygues SA	EUR	304,505	17,395
Morgan Stanley Capital Services LLC	1,891	Capgemini SA	EUR	194,505	3,284
Morgan Stanley Capital Services LLC	4,464	Carnival plc	GBP	213,063	11,063
Morgan Stanley Capital Services LLC	3,152	Cie Generale des Etablissements Michelin	EUR	396,869	(6,282)
Morgan Stanley Capital Services LLC	23,597	Credit Agricole SA	EUR	352,572	1,036
Morgan Stanley Capital Services LLC	4,332	CRH plc	GBP	118,966	5,023
Morgan Stanley Capital Services LLC	5,404	Danone SA	EUR	381,012	(2,317)
Morgan Stanley Capital Services LLC	2,900	Eiffage	EUR	252,112	9,288
Morgan Stanley Capital Services LLC	277	Eurofins Scientific SE	EUR	151,141	(2,787)
Morgan Stanley Capital Services LLC	1,016	Ipsen SA	EUR	107,603	(2,496)
Morgan Stanley Capital Services LLC	350	Kering	EUR	137,438	332
Morgan Stanley Capital Services LLC	1,652	LVMH Moet Hennessy Louis Vuitton SE	EUR	398,164	28,992
Morgan Stanley Capital Services LLC	49,191	Natixis	EUR	319,607	13,427
Morgan Stanley Capital Services LLC	46,000	Ocado Group plc	GBP	129,803	3,319
Morgan Stanley Capital Services LLC	2,615	Pernod Ricard SA	EUR	333,877	3,255
Morgan Stanley Capital Services LLC	4,693	Schneider Electric SE	EUR	345,151	10,406
Morgan Stanley Capital Services LLC	14,242	Smith & Nephew plc	GBP	191,831	15,356
Morgan Stanley Capital Services LLC	5,043	Vinci SA	EUR	418,401	6,360
					$158,021

*
The fund will pay or receive a floating rate as determined by the counterparty in accordance with guidelines outlined in the Master Confirmation Agreement. The floating rate and termination date adjust periodically and cannot be predicted with certainty.

** Amount represents value and unrealized appreciation (depreciation).

16

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	2	December 2017	EUR	20	$85,687	$739
Mini Tokyo Price Index	5	December 2017	JPY	5,000	77,525	(83)
MSCI Emerging Markets Index	4	December 2017	USD	200	224,840	1,914
Russell 2000 Mini Index	2	December 2017	USD	100	150,270	6,294
					$538,322	$8,864

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Cotation Assistée en Continu 40 Index	18	November 2017	EUR	180	$1,153,516	$(19,657)
Deutscher Aktienindex Index	2	December 2017	EUR	50	770,082	(9,788)
EURO STOXX 50 Index	56	December 2017	EUR	560	2,399,217	(110,915)
FTSE 100 Index	5	December 2017	GBP	50	495,898	(5,850)
FTSE Milano Italia Borsa Index	2	December 2017	EUR	10	265,283	(5,174)
NASDAQ 100 E-Mini	4	December 2017	USD	80	499,980	(20,581)
					$5,583,976	$(171,965)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
PLN	-	Polish Zloty
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $6,594,093.

(3)	Amount relates primarily to deposits with broker for securities sold short.
See Notes to Financial Statements.

17

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $40,764,781)	$47,606,530
Cash	24,426
Foreign currency holdings, at value (cost of $3,766)	3,674
Deposits with broker for securities sold short	8,826,392
Deposits with broker for swap agreements	1,050,000
Deposits with broker for futures contracts	371,545
Receivable for investments sold	248,041
Receivable for capital shares sold	13,000
Unrealized appreciation on forward foreign currency exchange contracts	183,140
Swap agreements, at value	175,615
Dividends and interest receivable	35,230
58,537,593

Liabilities
Securities sold short, at value (proceeds of $7,162,530)	8,778,437
Payable for investments purchased	708,646
Payable for variation margin on futures contracts	19,014
Unrealized depreciation on forward foreign currency exchange contracts	10,248
Swap agreements, at value	17,594
Accrued management fees	86,041
Distribution and service fees payable	10,209
Dividend expense payable on securities sold short	2,389
Accrued other expenses	545
9,633,123

Net Assets	$48,904,470

Net Assets Consist of:
Capital (par value and paid-in surplus)	$42,959,474
Accumulated net investment loss	(335,259)
Undistributed net realized gain	887,954
Net unrealized appreciation	5,392,301
$48,904,470

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$18,728,799	1,661,941	$11.27
I Class, $0.01 Par Value	$5,810,173	513,735	$11.31
Y Class, $0.01 Par Value	$5,362	473	$11.34
A Class, $0.01 Par Value	$9,096,597	810,937	$11.22*
C Class, $0.01 Par Value	$8,962,438	810,059	$11.06
R Class, $0.01 Par Value	$1,816,138	162,652	$11.17
R6 Class, $0.01 Par Value	$4,484,963	395,418	$11.34
*Maximum offering price $11.90 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $32,030)	$575,747
Interest	123,451
699,198

Expenses:
Dividend expense on securities sold short	178,369
Fees and charges on borrowings for securities sold short	28,066
Management fees	1,229,688
Distribution and service fees:
A Class	24,668
C Class	97,584
R Class	9,843
Directors' fees and expenses	1,609
Other expenses	10,633
1,580,460
Fees waived(1)	(16,434)
1,564,026

Net investment income (loss)	(864,828)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,980,930
Securities sold short transactions	(1,477,660)
Forward foreign currency exchange contract transactions	(265,699)
Futures contract transactions	(2,279,910)
Swap agreement transactions	1,229,969
Written options contract transactions	1,679
Foreign currency translation transactions	(180,599)
3,008,710

Change in net unrealized appreciation (depreciation) on:
Investments	4,990,775
Securities sold short	(1,503,175)
Forward foreign currency exchange contracts	114,958
Futures contracts	(85,330)
Swap agreements	198,495
Written options contracts	2,135
Translation of assets and liabilities in foreign currencies	(329)
3,717,529

Net realized and unrealized gain (loss)	6,726,239

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,861,411
(1) Amount consists of $6,290, $1,953, $2, $3,058, $3,014, $610 and $1,507 for Investor Class, I Class,
Y Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$(864,828)	$(837,360)
Net realized gain (loss)	3,008,710	(460,490)
Change in net unrealized appreciation (depreciation)	3,717,529	1,012,673
Net increase (decrease) in net assets resulting from operations	5,861,411	(285,177)

Distributions to Shareholders
From net investment income:
Investor Class	—	(154,800)
I Class	—	(48,900)
A Class	—	(72,200)
C Class	—	(56,500)
R Class	—	(13,400)
R6 Class	—	(16,940)
Decrease in net assets from distributions	—	(362,740)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(9,837,674)	2,967,529

Net increase (decrease) in net assets	(3,976,263)	2,319,612

Net Assets
Beginning of period	52,880,733	50,561,121
End of period	$48,904,470	$52,880,733

Accumulated net investment loss	$(335,259)	$(589,934)

See Notes to Financial Statements.

20

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Long Short Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide capital appreciation.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Participatory notes and equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures and options contracts are valued based on quoted prices as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or at the closing price of the reference entity on the exchange where primarily traded. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

21

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, short sales, futures contracts, options contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on short sales, futures contracts, options contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S.

22

federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a consultant for the fund. PWP provides ACIM with information regarding its views with respect to current and potential managers for the fund, views on portfolio allocation and alternative investment strategies, and general market insights. PWP will not have investment discretion with respect to the fund and will not provide advisory services to the fund. The fund’s subadvisors at the period end were Sirios Capital Management, L.P., Three Bridges Capital, LP and Columbia Management Investment Advisers, LLC. ACIM determines the percentage of the fund’s portfolio allocated to each subadvisor in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund. ACIM and the fund’s consultant own 98% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective September 12, 2017, the investment advisor agreed to waive 0.25% of the fund's management fee. The investment advisor expects this waiver to continue until September 11, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

23

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	2.40%	2.37%
I Class	2.20%	2.17%
Y Class	2.05%	1.99%
A Class	2.40%	2.37%
C Class	2.40%	2.37%
R Class	2.40%	2.37%
R6 Class	2.05%	2.02%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the period ended October 31, 2017.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2017 were $128,262,885 and $139,115,738, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		100,000,000
Sold	91,226	$970,471	307,292	$3,097,087
Issued in reinvestment of distributions	—	—	15,573	154,800
Redeemed	(436,994)	(4,695,341)	(315,156)	(3,088,835)
	(345,768)	(3,724,870)	7,709	163,052
I Class/Shares Authorized	40,000,000		80,000,000
Sold	—	—	117,993	1,192,010
Issued in reinvestment of distributions	—	—	4,920	48,900
Redeemed	(114,744)	(1,237,526)	(94,434)	(926,468)
	(114,744)	(1,237,526)	28,479	314,442
Y Class/Shares Authorized	50,000,000		N/A
Sold	473	5,000
A Class/Shares Authorized	35,000,000		40,000,000
Sold	—	—	151,981	1,528,938
Issued in reinvestment of distributions	—	—	7,264	72,200
Redeemed	(191,064)	(2,045,472)	(157,244)	(1,539,558)
	(191,064)	(2,045,472)	2,001	61,580
C Class/Shares Authorized	35,000,000		40,000,000
Sold	—	—	152,137	1,521,364
Issued in reinvestment of distributions	—	—	5,684	56,500
Redeemed	(190,764)	(2,019,027)	(156,998)	(1,532,468)
	(190,764)	(2,019,027)	823	45,396
R Class/Shares Authorized	20,000,000		20,000,000
Sold	476	5,059	30,458	305,788
Issued in reinvestment of distributions	—	—	1,348	13,400
Redeemed	(38,197)	(407,398)	(31,433)	(307,440)
	(37,721)	(402,339)	373	11,748
R6 Class/Shares Authorized	30,000,000		30,000,000
Sold	—	—	263,462	2,663,605
Issued in reinvestment of distributions	—	—	1,704	16,940
Redeemed	(38,260)	(413,440)	(31,488)	(309,234)
	(38,260)	(413,440)	233,678	2,371,311
Net increase (decrease)	(917,848)	$(9,837,674)	273,063	$2,967,529

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

25

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	—	$710,194	—
Automobiles	—	320,769	—
Banks	$673,796	1,065,439	—
Chemicals	1,230,732	771,994	—
Diversified Financial Services	365,655	375,715	—
Diversified Telecommunication Services	60,963	307,508	—
Electrical Equipment	—	591,145	—
Food Products	58,178	208,310	—
Health Care Equipment and Supplies	1,698,184	174,928	—
Industrial Conglomerates	—	290,961	—
Insurance	—	477,200	—
Internet and Direct Marketing Retail	41,272	320,596	—
Machinery	—	217,470	—
Metals and Mining	—	249,042	—
Multi-Utilities	—	156,338	—
Personal Products	112,369	73,924	—
Pharmaceuticals	—	159,345	—
Professional Services	22,242	163,007	—
Real Estate Management and Development	—	452,237	—
Semiconductors and Semiconductor Equipment	7,964,368	789,172	—
Software	3,172,226	395,995	—
Textiles, Apparel and Luxury Goods	—	332,257	—
Wireless Telecommunication Services	356,760	101,030	—
Other Industries	11,304,870	—	—
Temporary Cash Investments	11,840,339	—	—
	$38,901,954	$8,704,576	—
Other Financial Instruments
Futures Contracts	$8,208	$739	—
Swap Agreements	—	175,615	—
Forward Foreign Currency Exchange Contracts	—	183,140	—
	$8,208	$359,494	—

Liabilities
Securities Sold Short
Exchange-Traded Funds	$5,653,577	—	—
Common Stocks	3,124,860	—	—
	$8,778,437	—	—
Other Financial Instruments
Futures Contracts	$20,581	$151,467	—
Swap Agreements	—	17,594	—
Forward Foreign Currency Exchange Contracts	—	10,248	—
	$20,581	$179,309	—

26

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts, total return swap agreements or options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments during the period was 400 purchased options contracts and 206 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these equity price risk derivative instruments held during the period was $358 futures contracts purchased and $3,684 futures contracts sold.

A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average swap agreement units held during the period was 405,996.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign

27

currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $11,115,865.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$19,014
Equity Price Risk	Swap agreements	$175,615	Swap agreements	17,594
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	183,140	Unrealized depreciation on forward foreign currency exchange contracts	10,248
		$358,755		$46,856

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on investment transactions	$(199,384)	Change in net unrealized appreciation (depreciation) on investments	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(2,279,910)	Change in net unrealized appreciation (depreciation) on futures contracts	$(85,330)
Equity Price Risk	Net realized gain (loss) on written options contract transactions	1,679	Change in net unrealized appreciation (depreciation) on written options contracts	2,135
Equity Price Risk	Net realized gain (loss) on swap agreement transactions	1,229,969	Change in net unrealized appreciation (depreciation) on swap agreements	198,495
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(265,699)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	114,958
		$(1,513,345)		$230,258

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security to sell short, the fund will suffer a loss when it replaces the borrowed security at the higher price. Any

28

loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	$362,740
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(2), accumulated net investment loss $1,119,503, and undistributed net realized gain $(1,119,501).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$40,877,841
Gross tax appreciation of investments	$7,172,074
Gross tax depreciation of investments	(443,385)
Net tax appreciation (depreciation) of investments	$6,728,689
Gross tax appreciation on securities sold short	—
Gross tax depreciation on securities sold short	(1,643,505)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(13,752)
Net tax appreciation (depreciation)	$5,071,432
Undistributed ordinary income	$522,807
Accumulated long-term gains	$350,757

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(8)	Operating Expenses (before expense waiver)(8)	Operating Expenses (excluding expenses on securities sold short)(8)	Net Investment Income (Loss)	Net Investment Income (Loss) before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.05	(0.15)	1.37	1.22	—	$11.27	12.14%	2.78%	2.81%	2.39%	(1.45)%	(1.48)%	314%	$18,729
2016	$10.11	(0.15)	0.17	0.02	(0.08)	$10.05	0.18%	3.14%	3.14%	2.42%	(1.55)%	(1.55)%	410%	$20,168
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	2.75%(4)	2.75%(4)	2.40%(4)	(2.28)%(4)	(2.28)%(4)	81%	$20,227
I Class(5)
2017	$10.06	(0.13)	1.38	1.25	—	$11.31	12.43%	2.58%	2.61%	2.19%	(1.25)%	(1.28)%	314%	$5,810
2016	$10.11	(0.13)	0.16	0.03	(0.08)	$10.06	0.22%	2.94%	2.94%	2.22%	(1.35)%	(1.35)%	410%	$6,324
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.20%	2.55%(4)	2.55%(4)	2.20%(4)	(2.08)%(4)	(2.08)%(4)	81%	$6,068
Y Class
2017(6)	$10.58	(0.06)	0.82	0.76	—	$11.34	7.18%	2.32%(4)	2.38%(4)	2.01%(4)	(1.07)%(4)	(1.13)%(4)	314%(7)	$5
A Class
2017	$10.02	(0.18)	1.38	1.20	—	$11.22	11.98%	3.03%	3.06%	2.64%	(1.70)%	(1.73)%	314%	$9,097
2016	$10.11	(0.18)	0.16	(0.02)	(0.07)	$10.02	(0.17)%	3.39%	3.39%	2.67%	(1.80)%	(1.80)%	410%	$10,044
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	3.00%(4)	3.00%(4)	2.65%(4)	(2.53)%(4)	(2.53)%(4)	81%	$10,112
C Class
2017	$9.96	(0.26)	1.36	1.10	—	$11.06	11.04%	3.78%	3.81%	3.39%	(2.45)%	(2.48)%	314%	$8,962
2016	$10.11	(0.25)	0.16	(0.09)	(0.06)	$9.96	(0.92)%	4.14%	4.14%	3.42%	(2.55)%	(2.55)%	410%	$9,969
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	3.75%(4)	3.75%(4)	3.40%(4)	(3.28)%(4)	(3.28)%(4)	81%	$10,109

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(8)	Operating Expenses (before expense waiver)(8)	Operating Expenses (excluding expenses on securities sold short)(8)	Net Investment Income (Loss)	Net Investment Income (Loss) before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$10.00	(0.20)	1.37	1.17	—	$11.17	11.60%	3.28%	3.31%	2.89%	(1.95)%	(1.98)%	314%	$1,816
2016	$10.11	(0.20)	0.16	(0.04)	(0.07)	$10.00	(0.42)%	3.64%	3.64%	2.92%	(2.05)%	(2.05)%	410%	$2,004
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	3.25%(4)	3.25%(4)	2.90%(4)	(2.78)%(4)	(2.78)%(4)	81%	$2,022
R6 Class
2017	$10.08	(0.12)	1.38	1.26	—	$11.34	12.50%	2.43%	2.46%	2.04%	(1.10)%	(1.13)%	314%	$4,485
2016	$10.11	(0.11)	0.16	0.05	(0.08)	$10.08	0.45%	2.79%	2.79%	2.07%	(1.20)%	(1.20)%	410%	$4,370
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.20%	2.40%(4)	2.40%(4)	2.05%(4)	(1.93)%(4)	(1.93)%(4)	81%	$2,023

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 15, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Long Short Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC Alternatives® Long Short Fund of American Century Capital Portfolios, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 20, 2017

32

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Approval of Management and Subadvisory Agreements

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the Subadvisory Agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”). The underlying subadvisors approved by the Board were Columbia Management Investment Advisers, LLC, Sirios Capital Management, L.P.; and Three Bridges Capital, LP (each a “Subadvisor,” and collectively with PWP, the “Subadvisors”). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.
Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the Fund;

•	the wide range of other programs and services to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

36

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including without limitation the following:
Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including without limitation:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.
Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance,

37

and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor’s code of ethics and any changes thereto. Further, through the Advisor’s compliance group, the Board stays abreast of any violations of a Subadvisor’s code.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses

38

incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms’ length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.
Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets

39

may be included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements and each Subadvisor, should be renewed.

40

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90981 1712

Annual Report

October 31, 2017

Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ARYVX	7.71%	6.35%	6.38%	4/29/11
FTSE EPRA/NAREIT Global Index	—	8.94%	6.48%	5.67%	—
MSCI ACWI Index	—	23.20%	10.79%	7.44%	—
I Class	ARYNX	7.83%	6.56%	6.59%	4/29/11
Y Class	ARYYX	—	—	6.49%	4/10/17
A Class	ARYMX				4/29/11
No sales charge		7.44%	6.09%	6.12%
With sales charge		1.25%	4.84%	5.16%
C Class	ARYTX	6.65%	5.30%	5.33%	4/29/11
R Class	ARYWX	7.17%	5.84%	5.86%	4/29/11
R5 Class	ARYGX	—	—	6.40%	4/10/17
R6 Class	ARYDX	8.09%	—	5.85%	7/26/13
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $14,959

FTSE EPRA/NAREIT Global Index — $14,320

MSCI ACWI Index — $15,960

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.21%	1.01%	0.86%	1.46%	2.21%	1.71%	1.01%	0.86%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Global Real Estate returned 7.71%* for the fiscal year ended October 31, 2017. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned 8.94%, while the MSCI ACWI Index (a broad global stock market measure) returned 23.20%.

Global Real Estate Market Overview

Global real estate investment trusts (REITs) advanced for the 12-month period to deliver strong returns, but lagged the gains of the broad global equity indices which were led by non-U.S. equities, particularly in emerging markets. A rising interest rate environment created headwinds for interest-sensitive equities such as real estate. Volatility increased at the beginning of the period as the election of Donald Trump in the U.S. surprised investors, and markets began to price in the global impact of an anticipated government stimulus in the U.S., whether through deregulation or tax cuts, some of which has yet to materialize. The rebalancing that resulted also increased volatility in debt markets and set the stage for the year as a whole. Against this backdrop, certain specialty real estate asset classes, especially technology holdings in the diversified group, performed especially well. Data centers and towers are benefiting from strong demand from telecommunications companies that are trying to meet the increased capacity required for the expansion in cloud computing. Also reflecting ongoing changes in the distribution of products to consumers, some of the larger subsectors, particularly retail, began to experience headwinds as e-commerce penetration creates competition with brick and mortar real estate.

Our stock selection contributed in the U.S. and key European countries, particularly the U.K.
The portfolio was held back, however, by property stocks in the Asia/Pacific region. China in particular had a very strong year, and our underweight to China at the beginning of the period hindered returns.

Asia/Pacific Markets Detracted

The fund’s underperformance of its benchmark resulted primarily from holdings in China, where home builders China-based Sunac China Holdings and China Evergrande Group both outperformed. Both developers are highly leveraged but reported stronger than expected sales results and quicker than anticipated deleveraging activities. We initiated positions in both names during the period as the team became more optimistic on the companies’ sales and earnings outlook.

U.S. retail REIT GGP also negatively impacted returns. The owner of shopping centers has been hurt by the ongoing shift to e-commerce and the resulting acceleration in store closings.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

U.S. and U.K. Added Value

Returns were helped by stock selection in the U.S. and the U.K. In the U.K., Segro, a U.K.-based European industrial REIT, gained ground. The company reported experiencing better than expected earnings on improving e-commerce penetration in Europe. Moreover, although concerns over Brexit have dampened the stock’s valuation, its fundamentals continue to be strong as Brexit concerns are not impacting demand levels for Segro’s underlying properties.

Other notable contributors included Deutsche Wohnen, a Germany-based residential real estate company that was helped by exposure to Berlin, which is experiencing accelerating demand via both positive job trends and inward migration. Furthermore, supply levels are low in Berlin, driving demand for many of Deutsche Wohnen’s properties. Diversified real estate company Longfor Properties also helped returns. Longfor, a Chinese property developer of residential assets and owner of high-quality stabilized retail assets, experienced strong sales trends, similar to other Chinese residential developers. Meanwhile, its stabilized retail property business is also flourishing as Chinese growth has been better than expected.

Outlook

The global property universe has many appealing sectors and regions as we look to the next 12 months. Many of the global markets are still in recovery mode, albeit at higher valuations, but with accelerating demand profiles. In the U.S., expectations are for moderate returns as moderating fundamentals are offset by discounted pricing. Outside of the U.S., we expect returns to be somewhat greater as earnings growth is expected to be higher.

The portfolio continues to be overweight in the industrial sector. We added to our position in diversified REITs during the period, and while we continue to have a slight underweight in the sector we maintain significant positions in technology holdings such as data centers and towers, which are benefiting from strong demand from telecommunications companies that are trying to meet the increased capacity required for the expansion in cloud computing. Also reflecting ongoing changes in the distribution of products to consumers, some of the larger subsectors, particularly retail, began to experience headwinds as e-commerce penetration creates competition with brick and mortar real estate. We increased the portfolio’s underweight to retail REITs as a result.

From a regional perspective, the portfolio is balanced with the benchmark in most Asian markets. The underlying economies continue to perform well, keeping home sales at strong levels. Although the portfolio maintains a significant exposure to Japan, we remain selective with regard to Japan-based REITs, as real estate investments in the region, despite an underlying strong economy, experience the effects of capital flows away from interest-rate-sensitive equities.

We continue to have underweight positions in key emerging markets, particularly a lack of position in Mexico and South Africa. In Mexico, we are concerned that NAFTA negotiations have the potential to create pressure on the underlying market. In South Africa, we anticipate that both the political and fiscal environments could negatively impact interest rates and inflation expectations.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Prologis, Inc.	4.8%
Simon Property Group, Inc.	4.0%
Deutsche Wohnen SE	3.1%
Camden Property Trust	3.0%
Gecina SA	2.8%
Alexandria Real Estate Equities, Inc.	2.8%
Hilton Worldwide Holdings, Inc.	2.5%
Mitsui Fudosan Co. Ltd.	2.5%
CubeSmart	2.5%
Equinix, Inc.	2.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	49.8%
Domestic Common Stocks	49.5%
Total Common Stocks	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
United States	49.5%
Japan	8.2%
Hong Kong	7.6%
France	6.0%
China	5.6%
Australia	4.8%
United Kingdom	4.6%
Germany	3.1%
Singapore	2.7%
Canada	2.6%
Other Countries	4.6%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,066.90	$5.89	1.13%
I Class	$1,000	$1,067.80	$4.85	0.93%
Y Class	$1,000	$1,068.80	$4.07	0.78%
A Class	$1,000	$1,066.00	$7.19	1.38%
C Class	$1,000	$1,061.50	$11.07	2.13%
R Class	$1,000	$1,064.10	$8.48	1.63%
R5 Class	$1,000	$1,067.80	$4.85	0.93%
R6 Class	$1,000	$1,068.70	$4.07	0.78%
Hypothetical
Investor Class	$1,000	$1,019.51	$5.75	1.13%
I Class	$1,000	$1,020.52	$4.74	0.93%
Y Class	$1,000	$1,021.27	$3.97	0.78%
A Class	$1,000	$1,018.25	$7.02	1.38%
C Class	$1,000	$1,014.47	$10.82	2.13%
R Class	$1,000	$1,016.99	$8.29	1.63%
R5 Class	$1,000	$1,020.52	$4.74	0.93%
R6 Class	$1,000	$1,021.27	$3.97	0.78%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.3%
Australia — 4.8%
Dexus	132,597	$991,490
Goodman Group	217,305	1,390,388
GPT Group (The)	202,907	790,451
Scentre Group	149,304	459,364
Westfield Corp.	57,793	343,682
		3,975,375
Belgium — 0.3%
VGP NV	4,356	290,187
Brazil — 0.7%
Iguatemi Empresa de Shopping Centers SA	48,200	566,383
Canada — 2.6%
Allied Properties Real Estate Investment Trust	28,578	915,754
Brookfield Asset Management, Inc., Class A	17,091	716,972
FirstService Corp.	7,626	530,882
		2,163,608
China — 5.6%
China Evergrande Group(1)	152,000	585,485
China Lodging Group Ltd. ADR(1)	4,208	563,409
China Overseas Land & Investment Ltd.	74,000	239,983
China Vanke Co. Ltd., H Shares	198,800	707,142
CIFI Holdings Group Co. Ltd.	444,000	247,571
Country Garden Holdings Co.	537,000	850,786
Guangzhou R&F Properties Co. Ltd., H Shares	144,000	306,776
KWG Property Holding Ltd.	164,500	163,205
Longfor Properties Co. Ltd.	222,000	518,476
Sunac China Holdings Ltd.	100,000	508,883
		4,691,716
France — 6.0%
Aroundtown SA	43,635	306,494
Gecina SA	14,437	2,342,599
Nexity SA	9,715	596,946
Unibail-Rodamco SE	6,891	1,724,596
		4,970,635
Germany — 3.1%
Deutsche Wohnen SE	61,119	2,609,243
Hong Kong — 7.6%
CK Asset Holdings Ltd.	182,500	1,500,676
Henderson Land Development Co. Ltd.	38,000	247,686
Link REIT	189,500	1,592,243
New World Development Co. Ltd.	466,000	694,096
Sun Hung Kai Properties Ltd.	90,000	1,472,044

10

	Shares	Value
Wharf Holdings Ltd. (The)	91,000	$827,601
		6,334,346
Indonesia — 0.3%
Bumi Serpong Damai Tbk PT	1,959,000	248,441
Japan — 8.2%
Daiwa House REIT Investment Corp.	434	1,011,477
Hulic Reit, Inc.	524	730,434
Mitsui Fudosan Co. Ltd.	90,200	2,083,156
Nippon Prologis REIT, Inc.	456	957,678
Orix JREIT, Inc.	159	218,283
Sumitomo Realty & Development Co. Ltd.	54,000	1,788,048
		6,789,076
Philippines — 1.4%
Ayala Land, Inc.	1,058,500	885,420
Megaworld Corp.	2,463,100	254,201
		1,139,621
Singapore — 2.7%
Ascendas Real Estate Investment Trust	263,900	530,472
City Developments Ltd.	100,300	952,154
UOL Group Ltd.	120,600	799,812
		2,282,438
Spain — 0.4%
Inmobiliaria Colonial Socimi SA	35,913	341,736
Sweden — 0.8%
Fabege AB	30,025	634,095
Thailand — 0.7%
Central Pattana PCL	249,600	597,327
United Kingdom — 4.6%
Safestore Holdings plc	164,081	970,199
Segro plc	265,788	1,916,824
UNITE Group plc (The)	99,435	928,414
		3,815,437
United States — 49.5%
Alexandria Real Estate Equities, Inc.	18,849	2,336,522
American Tower Corp.	9,583	1,376,790
Apartment Investment & Management Co., Class A	11,214	493,192
Camden Property Trust	27,588	2,517,129
CubeSmart	75,800	2,063,276
CyrusOne, Inc.	24,478	1,502,704
Douglas Emmett, Inc.	18,506	736,354
Empire State Realty Trust, Inc., Class A	36,625	734,331
Equinix, Inc.	4,173	1,934,186
Extra Space Storage, Inc.	6,837	557,831
GGP, Inc.	58,942	1,147,011
Healthcare Trust of America, Inc., Class A	49,888	1,499,134
Hilton Worldwide Holdings, Inc.	29,185	2,109,492
Invitation Homes, Inc.	18,960	427,927

11

	Shares	Value
Marriott International, Inc., Class A	7,071	$844,843
MGM Growth Properties LLC, Class A	21,414	631,927
Mid-America Apartment Communities, Inc.	11,108	1,136,904
Paramount Group, Inc.	85,295	1,357,896
Prologis, Inc.	61,288	3,957,979
Rayonier, Inc.	26,708	800,706
Regency Centers Corp.	25,066	1,542,812
Simon Property Group, Inc.	21,451	3,331,984
Spirit Realty Capital, Inc.	79,427	660,038
Starwood Property Trust, Inc.	30,415	654,227
Starwood Waypoint Homes	48,961	1,777,774
STORE Capital Corp.	41,992	1,036,783
UDR, Inc.	39,593	1,535,812
Vornado Realty Trust	19,100	1,429,826
Welltower, Inc.	14,329	959,470
		41,094,860
TOTAL COMMON STOCKS (Cost $73,921,221)		82,544,524
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $357,754), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $349,945)		349,936
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $299,780), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $291,003)		291,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,052	1,052
TOTAL TEMPORARY CASH INVESTMENTS (Cost $641,988)		641,988
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $74,563,209)		83,186,512
OTHER ASSETS AND LIABILITIES — (0.1)%		(82,940)
TOTAL NET ASSETS — 100.0%		$83,103,572

SECTOR ALLOCATION
(as a % of net assets)
Diversified	30.7%
Residential	16.9%
Retail	15.6%
Office	12.9%
Industrial	10.9%
Lodging/Resorts	5.0%
Self Storage	4.3%
Health Care	3.0%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $74,563,209)	$83,186,512
Foreign currency holdings, at value (cost of $24)	24
Receivable for investments sold	1,235,943
Receivable for capital shares sold	36,161
Dividends and interest receivable	103,018
Other assets	343
84,562,001

Liabilities
Payable for investments purchased	1,301,264
Payable for capital shares redeemed	74,177
Accrued management fees	78,050
Distribution and service fees payable	3,892
Accrued other expenses	1,046
1,458,429

Net Assets	$83,103,572

Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,099,938
Undistributed net investment income	1,041,616
Accumulated net realized loss	(3,659,427)
Net unrealized appreciation	8,621,445
$83,103,572

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$68,824,729	5,832,444	$11.80
I Class, $0.01 Par Value	$6,782,044	574,183	$11.81
Y Class, $0.01 Par Value	$5,325	451	$11.81
A Class, $0.01 Par Value	$2,881,796	244,529	$11.79*
C Class, $0.01 Par Value	$3,605,602	307,462	$11.73
R Class, $0.01 Par Value	$121,729	10,336	$11.78
R5 Class, $0.01 Par Value	$5,316	450	$11.81
R6 Class, $0.01 Par Value	$877,031	74,213	$11.82
*Maximum offering price $12.51 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $115,884)	$2,978,796
Interest	3,505
2,982,301

Expenses:
Management fees	1,036,625
Distribution and service fees:
A Class	23,521
C Class	55,915
R Class	587
Directors' fees and expenses	2,763
Other expenses	6,680
1,126,091
Fees waived(1)	(73,317)
1,052,774

Net investment income (loss)	1,929,527

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	285,925
Foreign currency translation transactions	(13,553)
272,372

Change in net unrealized appreciation (depreciation) on:
Investments	4,155,500
Translation of assets and liabilities in foreign currencies	2,110
4,157,610

Net realized and unrealized gain (loss)	4,429,982

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,359,509

(1)	Amount consists of $52,108, $3,849, $2, $7,611, $4,576, $97, $2 and $5,072 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$1,929,527	$1,353,012
Net realized gain (loss)	272,372	4,148,310
Change in net unrealized appreciation (depreciation)	4,157,610	(4,132,844)
Net increase (decrease) in net assets resulting from operations	6,359,509	1,368,478

Distributions to Shareholders
From net investment income:
Investor Class	(2,730,807)	(2,084,369)
I Class	(110,990)	(129,457)
A Class	(635,362)	(553,119)
C Class	(231,702)	(140,545)
R Class	(3,707)	(5,959)
R6 Class	(410,259)	(310,389)
Decrease in net assets from distributions	(4,122,827)	(3,223,838)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(21,733,173)	(8,501,328)

Net increase (decrease) in net assets	(19,496,491)	(10,356,688)

Net Assets
Beginning of period	102,600,063	112,956,751
End of period	$83,103,572	$102,600,063

Undistributed net investment income	$1,041,616	$2,417,783

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

16

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2016 through July 31, 2017, the investment advisor agreed to waive 0.08% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.20%	1.12%
I Class	1.00%	0.92%
Y Class	0.85%	0.77%
A Class	1.20%	1.12%
C Class	1.20%	1.12%
R Class	1.20%	1.12%
R5 Class	1.00%	0.92%
R6 Class	0.85%	0.77%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $971,781 and $1,225,721, respectively. The effect of interfund transactions on the Statement of Operations was $10,927 in net realized gain (loss) on investment transactions.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $177,799,955 and $201,006,436, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	2,891,989	$32,362,428	2,296,594	$26,402,642
Issued in reinvestment of distributions	229,869	2,448,105	160,768	1,789,344
Redeemed	(3,208,650)	(35,760,233)	(2,801,145)	(31,882,630)
	(86,792)	(949,700)	(343,783)	(3,690,644)
I Class/Shares Authorized	20,000,000		20,000,000
Sold	600,381	6,863,154	110,455	1,284,019
Issued in reinvestment of distributions	9,939	105,753	11,297	125,737
Redeemed	(282,616)	(3,283,159)	(247,167)	(2,855,718)
	327,704	3,685,748	(125,415)	(1,445,962)
Y Class/Shares Authorized	50,000,000		N/A
Sold	451	5,000
A Class/Shares Authorized	15,000,000		15,000,000
Sold	148,553	1,645,456	326,874	3,746,570
Issued in reinvestment of distributions	58,376	622,286	48,559	540,949
Redeemed	(1,417,987)	(15,744,410)	(753,271)	(8,692,908)
	(1,211,058)	(13,476,668)	(377,838)	(4,405,389)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	19,750	216,122	76,087	889,900
Issued in reinvestment of distributions	16,027	171,167	9,381	104,697
Redeemed	(368,067)	(4,144,957)	(69,033)	(788,880)
	(332,290)	(3,757,668)	16,435	205,717
R Class/Shares Authorized	10,000,000		10,000,000
Sold	4,374	49,218	4,495	51,350
Issued in reinvestment of distributions	347	3,707	534	5,959
Redeemed	(3,662)	(42,403)	(16,923)	(189,151)
	1,059	10,522	(11,894)	(131,842)
R5 Class/Shares Authorized	50,000,000		N/A
Sold	450	5,000
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	152,392	1,691,898	400,300	4,693,987
Issued in reinvestment of distributions	38,594	410,259	27,913	310,389
Redeemed	(808,666)	(9,357,564)	(350,240)	(4,037,584)
	(617,680)	(7,255,407)	77,973	966,792
Net increase (decrease)	(1,918,156)	$(21,733,173)	(764,522)	$(8,501,328)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$563,409	$4,128,307	—
United States	41,094,860	—	—
Other Countries	—	36,757,948	—
Temporary Cash Investments	1,052	640,936	—
	$41,659,321	$41,527,191	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$4,122,827	$3,223,838
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$76,877,813
Gross tax appreciation of investments	$7,337,662
Gross tax depreciation of investments	(1,028,963)
Net tax appreciation (depreciation) of investments	6,308,699
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,979)
Net tax appreciation (depreciation)	$6,306,720
Undistributed ordinary income	$2,454,839
Accumulated short-term capital losses	$(2,757,925)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$11.45	0.25	0.58	0.83	(0.48)	—	(0.48)	$11.80	7.71%	1.13%	1.21%	2.22%	2.14%	201%	$68,825
2016	$11.62	0.15	0.01	0.16	(0.33)	—	(0.33)	$11.45	1.50%	1.16%	1.21%	1.31%	1.26%	250%	$67,798
2015	$12.03	0.17	0.02	0.19	(0.45)	(0.15)	(0.60)	$11.62	1.70%	1.20%	1.21%	1.39%	1.38%	248%	$72,769
2014	$11.54	0.13	0.88	1.01	(0.37)	(0.15)	(0.52)	$12.03	9.29%	1.20%	1.20%	1.15%	1.15%	275%	$69,207
2013	$10.90	0.13	1.12	1.25	(0.36)	(0.25)	(0.61)	$11.54	11.99%	1.20%	1.20%	1.15%	1.15%	392%	$43,927
I Class(3)
2017	$11.47	0.25	0.59	0.84	(0.50)	—	(0.50)	$11.81	7.83%	0.93%	1.01%	2.42%	2.34%	201%	$6,782
2016	$11.63	0.18	0.02	0.20	(0.36)	—	(0.36)	$11.47	1.79%	0.96%	1.01%	1.51%	1.46%	250%	$2,826
2015	$12.05	0.19	0.02	0.21	(0.48)	(0.15)	(0.63)	$11.63	1.83%	1.00%	1.01%	1.59%	1.58%	248%	$4,325
2014	$11.56	0.15	0.88	1.03	(0.39)	(0.15)	(0.54)	$12.05	9.50%	1.00%	1.00%	1.35%	1.35%	275%	$8,848
2013	$10.91	0.15	1.13	1.28	(0.38)	(0.25)	(0.63)	$11.56	12.30%	1.00%	1.00%	1.35%	1.35%	392%	$7,916
Y Class
2017(4)	$11.09	0.13	0.59	0.72	—	—	—	$11.81	6.49%	0.78%(5)	0.86%(5)	1.99%(5)	1.91%(5)	201%(6)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$11.44	0.24	0.56	0.80	(0.45)	—	(0.45)	$11.79	7.44%	1.38%	1.46%	1.97%	1.89%	201%	$2,882
2016	$11.60	0.12	0.03	0.15	(0.31)	—	(0.31)	$11.44	1.33%	1.41%	1.46%	1.06%	1.01%	250%	$16,651
2015	$12.02	0.13	0.02	0.15	(0.42)	(0.15)	(0.57)	$11.60	1.35%	1.45%	1.46%	1.14%	1.13%	248%	$21,275
2014	$11.53	0.11	0.87	0.98	(0.34)	(0.15)	(0.49)	$12.02	9.02%	1.45%	1.45%	0.90%	0.90%	275%	$16,601
2013	$10.89	0.10	1.12	1.22	(0.33)	(0.25)	(0.58)	$11.53	11.72%	1.45%	1.45%	0.90%	0.90%	392%	$18,926
C Class
2017	$11.38	0.14	0.58	0.72	(0.37)	—	(0.37)	$11.73	6.65%	2.13%	2.21%	1.22%	1.14%	201%	$3,606
2016	$11.55	0.03	0.02	0.05	(0.22)	—	(0.22)	$11.38	0.47%	2.16%	2.21%	0.31%	0.26%	250%	$7,282
2015	$11.96	0.05	0.02	0.07	(0.33)	(0.15)	(0.48)	$11.55	0.73%	2.20%	2.21%	0.39%	0.38%	248%	$7,197
2014	$11.47	0.02	0.88	0.90	(0.26)	(0.15)	(0.41)	$11.96	8.12%	2.20%	2.20%	0.15%	0.15%	275%	$5,428
2013	$10.83	—(7)	1.14	1.14	(0.25)	(0.25)	(0.50)	$11.47	10.94%	2.20%	2.20%	0.15%	0.15%	392%	$2,614
R Class
2017	$11.43	0.18	0.60	0.78	(0.43)	—	(0.43)	$11.78	7.17%	1.63%	1.71%	1.72%	1.64%	201%	$122
2016	$11.59	0.10	0.02	0.12	(0.28)	—	(0.28)	$11.43	1.07%	1.66%	1.71%	0.81%	0.76%	250%	$106
2015	$12.01	0.11	0.01	0.12	(0.39)	(0.15)	(0.54)	$11.59	1.08%	1.70%	1.71%	0.89%	0.88%	248%	$245
2014	$11.52	0.08	0.87	0.95	(0.31)	(0.15)	(0.46)	$12.01	8.74%	1.70%	1.70%	0.65%	0.65%	275%	$382
2013	$10.87	0.08	1.12	1.20	(0.30)	(0.25)	(0.55)	$11.52	11.55%	1.70%	1.70%	0.65%	0.65%	392%	$489
R5 Class
2017(4)	$11.10	0.12	0.59	0.71	—	—	—	$11.81	6.40%	0.93%(5)	1.01%(5)	1.84%(5)	1.76%(5)	201%(6)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$11.47	0.31	0.56	0.87	(0.52)	—	(0.52)	$11.82	8.09%	0.78%	0.86%	2.57%	2.49%	201%	$877
2016	$11.64	0.19	0.01	0.20	(0.37)	—	(0.37)	$11.47	1.86%	0.81%	0.86%	1.66%	1.61%	250%	$7,938
2015	$12.06	0.18	0.04	0.22	(0.49)	(0.15)	(0.64)	$11.64	1.99%	0.85%	0.86%	1.74%	1.73%	248%	$7,145
2014	$11.57	0.17	0.88	1.05	(0.41)	(0.15)	(0.56)	$12.06	9.67%	0.85%	0.85%	1.50%	1.50%	275%	$28
2013(8)	$11.18	0.03	0.36	0.39	—	—	—	$11.57	3.49%	0.85%(5)	0.85%(5)	1.07%(5)	1.07%(5)	392%(9)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 20, 2017

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

29

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and

31

accepted the Advisor's explanation of such factors. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.09% (e.g., the Investor Class unified fee will be reduced from 1.20% to 1.11%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $74,025, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 1712

Annual Report

October 31, 2017

NT Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANREX	7.55%	1.71%	3/19/15
FTSE EPRA/NAREIT Global Index	—	8.94%	3.30%	—
MSCI ACWI Index	—	23.20%	8.15%	—
G Class	ANRHX	8.09%	2.01%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $10,455

FTSE EPRA/NAREIT Global Index — $10,888

MSCI ACWI Index — $12,280

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.21%	0.86%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

NT Global Real Estate returned 8.09%* for the fiscal year ended October 31, 2017. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned 8.94%, while the MSCI ACWI Index (a broad global stock market measure) returned 23.20%.

Global Real Estate Market Overview

Global real estate investment trusts (REITs) advanced for the 12-month period to deliver strong returns, but lagged the gains of the broad global equity indices which were led by non-U.S. equities, particularly in emerging markets. A rising interest rate environment created headwinds for interest-sensitive equities such as real estate. Volatility increased at the beginning of the period as the election of Donald Trump in the U.S. surprised investors, and markets began to price in the global impact of an anticipated government stimulus in the U.S., whether through deregulation or tax cuts, some of which has yet to materialize. The rebalancing that resulted also increased volatility in debt markets and set the stage for the year as a whole. Against this backdrop, certain specialty real estate asset classes, especially technology holdings in the diversified group, performed especially well. Data centers and towers benefited from strong demand from telecommunications companies that were trying to meet the increased capacity required for the expansion in cloud computing. Also reflecting ongoing changes in the distribution of products to consumers, some of the larger subsectors, particularly retail, began to experience headwinds as e-commerce penetration creates competition with brick and mortar real estate.

The portfolio was held back by property stocks in the Asia/Pacific region. China in particular had a very strong year, and our underweight to China at the beginning of the period hindered returns. However, our stock selection contributed in the U.S. and key European countries, particularly the U.K.

Asia/Pacific Markets Detracted

The fund’s underperformance of its benchmark resulted primarily from holdings in China, where home builders China-based Sunac China Holdings and China Evergrande Group both outperformed. Both developers both highly leveraged but reported stronger than expected sales results and quicker than anticipated deleveraging activities. We initiated positions in both names during the period as the team became more optimistic on the companies’ sales and earnings outlook.

U.S. retail REIT GGP also negatively impacted returns. The owner of shopping centers has been hurt by the ongoing shift to ecommerce and the resulting acceleration in store closings.

* All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

U.S. and U.K. Added Value

Returns were helped by stock selection in the U.S. and the U.K. In the U.K., Segro, a U.K.-based European industrial REIT, gained ground. The company reported experiencing better than expected earnings on improving e-commerce penetration in Europe. Moreover, although concerns over Brexit have dampened the stock’s valuation, its fundamentals continue to be strong as Brexit concerns are not impacting demand levels for Segro’s underlying properties.

Other notable contributors included Deutsche Wohnen, a Germany-based residential real estate company that was helped by exposure to Berlin, which is experiencing accelerating demand via both positive job trends and inward migration. Furthermore, supply levels are low in Berlin, driving demand for many of Deutsche Wohnen’s properties. Diversified real estate company Longfor Properties also helped returns. Longfor, a Chinese property developer of residential assets and owner of high quality stabilized retail assets, experienced strong sales trends, similar to other Chinese residential developers. Meanwhile, its stabilized retail property business is also flourishing as Chinese growth has been better than expected.

Outlook

The global property universe has many appealing sectors and regions as we look to the next 12 months. Many of the global markets are still in recovery mode, albeit at higher valuations, but with accelerating demand profiles. In the U.S., expectations are for moderate returns as moderating fundamentals are offset by discounted pricing. Outside of the U.S., we expect returns to be somewhat greater as earnings growth is expected to be higher.

The portfolio continues to be overweight in the industrial sector. We added to our position in diversified REITs during the period, and while we continue to have a slight underweight in the sector we maintain significant positions in technology holdings such as data centers and towers, which are benefiting from strong demand from telecommunications companies that are trying to meet the increased capacity required for the expansion in cloud computing. Also reflecting ongoing changes in the distribution of products to consumers, some of the larger subsectors, particularly retail, began to experience headwinds as e-commerce penetration creates competition with brick and mortar real estate. We increased the portfolio’s underweight to retail REITs as a result.

From a regional perspective, the portfolio is balanced with the benchmark with regard to Asia. The underlying economies continue to perform well, keeping home sales at strong levels. We remain underweight in Japan-based REITs, however, as real estate investments in the region, despite an underlying strong economy, experience the effects of capital flows away from interest-rate-sensitive equities.

We continue to have underweight positions in key emerging markets, particularly a lack of position in Mexico and South Africa. In Mexico, we are concerned that NAFTA negotiations have the potential to create pressure on the underlying market. In South Africa, we anticipate that both the political and fiscal environments could negatively impact interest rates and inflation expectations.

4

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Prologis, Inc.	4.7%
Simon Property Group, Inc.	4.0%
Deutsche Wohnen SE	3.1%
Camden Property Trust	3.0%
Gecina SA	2.8%
Alexandria Real Estate Equities, Inc.	2.8%
Hilton Worldwide Holdings, Inc.	2.5%
Mitsui Fudosan Co. Ltd.	2.5%
CubeSmart	2.5%
Equinix, Inc.	2.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	49.4%
Domestic Common Stocks	49.0%
Total Common Stocks	98.4%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	49.0%
Japan	8.1%
Hong Kong	7.6%
France	6.0%
China	5.5%
Australia	4.7%
United Kingdom	4.6%
Germany	3.1%
Singapore	2.7%
Canada	2.6%
Other Countries	4.5%
Cash and Equivalents*	1.6%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,067.60	$5.84	1.12%
G Class	$1,000	$1,070.80	$2.24	0.43%
Hypothetical
Investor Class	$1,000	$1,019.56	$5.70	1.12%
G Class	$1,000	$1,023.04	$2.19	0.43%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.4%
Australia — 4.7%
Dexus	689,442	$5,155,281
Goodman Group	1,122,199	7,180,194
GPT Group (The)	1,052,070	4,098,476
Scentre Group	764,789	2,353,031
Westfield Corp.	294,974	1,754,142
		20,541,124
Belgium — 0.4%
VGP NV	22,688	1,511,423
Brazil — 0.7%
Iguatemi Empresa de Shopping Centers SA	255,400	3,001,124
Canada — 2.6%
Allied Properties Real Estate Investment Trust	147,479	4,725,821
Brookfield Asset Management, Inc., Class A	88,264	3,702,696
FirstService Corp.	39,144	2,725,000
		11,153,517
China — 5.5%
China Evergrande Group(1)	775,000	2,985,201
China Lodging Group Ltd. ADR(1)	21,517	2,880,911
China Overseas Land & Investment Ltd.	380,000	1,232,343
China Vanke Co. Ltd., H Shares	1,018,800	3,623,927
CIFI Holdings Group Co. Ltd.	2,276,000	1,269,080
Country Garden Holdings Co.	2,783,000	4,409,193
Guangzhou R&F Properties Co. Ltd., H Shares	738,000	1,572,226
KWG Property Holding Ltd.	843,000	836,365
Longfor Properties Co. Ltd.	1,138,000	2,657,774
Sunac China Holdings Ltd.	512,000	2,605,481
		24,072,501
France — 6.0%
Aroundtown SA	226,824	1,593,221
Gecina SA	75,696	12,282,701
Nexity SA	49,776	3,058,527
Unibail-Rodamco SE	36,056	9,023,660
		25,958,109
Germany — 3.1%
Deutsche Wohnen SE	319,108	13,623,102
Hong Kong — 7.6%
CK Asset Holdings Ltd.	948,500	7,799,405
Henderson Land Development Co. Ltd.	198,000	1,290,576
Link REIT	987,000	8,293,108
New World Development Co. Ltd.	2,421,000	3,606,022
Sun Hung Kai Properties Ltd.	468,000	7,654,626

8

	Shares	Value
Wharf Holdings Ltd. (The)	474,000	$4,310,803
		32,954,540
Indonesia — 0.3%
Bumi Serpong Damai Tbk PT	9,998,100	1,267,962
Japan — 8.1%
Daiwa House REIT Investment Corp.	2,256	5,257,816
Hulic Reit, Inc.	2,670	3,721,868
Mitsui Fudosan Co. Ltd.	472,200	10,905,389
Nippon Prologis REIT, Inc.	2,350	4,935,403
Orix JREIT, Inc.	815	1,118,873
Sumitomo Realty & Development Co. Ltd.	282,000	9,337,584
		35,276,933
Philippines — 1.3%
Ayala Land, Inc.	5,458,600	4,566,042
Megaworld Corp.	12,579,300	1,298,228
		5,864,270
Singapore — 2.7%
Ascendas Real Estate Investment Trust	1,350,200	2,714,069
City Developments Ltd.	520,200	4,938,294
UOL Group Ltd.	628,200	4,166,186
		11,818,549
Spain — 0.4%
Inmobiliaria Colonial Socimi SA	187,932	1,788,296
Sweden — 0.7%
Fabege AB	153,243	3,236,323
Thailand — 0.7%
Central Pattana PCL	1,273,800	3,048,377
United Kingdom — 4.6%
Safestore Holdings plc	855,346	5,057,595
Segro plc	1,391,534	10,035,541
UNITE Group plc (The)	513,935	4,798,557
		19,891,693
United States — 49.0%
Alexandria Real Estate Equities, Inc.	97,979	12,145,477
American Tower Corp.	50,206	7,213,096
Apartment Investment & Management Co., Class A	57,175	2,514,557
Camden Property Trust	143,405	13,084,272
CubeSmart	393,254	10,704,374
CyrusOne, Inc.	128,262	7,874,004
Douglas Emmett, Inc.	95,841	3,813,513
Empire State Realty Trust, Inc., Class A	189,441	3,798,292
Equinix, Inc.	21,693	10,054,705
Extra Space Storage, Inc.	35,057	2,860,301
GGP, Inc.	306,397	5,962,486
Healthcare Trust of America, Inc., Class A	260,846	7,838,422
Hilton Worldwide Holdings, Inc.	152,970	11,056,672
Invitation Homes, Inc.	97,052	2,190,464

9

	Shares	Value
Marriott International, Inc., Class A	37,350	$4,462,578
MGM Growth Properties LLC, Class A	108,565	3,203,753
Mid-America Apartment Communities, Inc.	57,729	5,908,563
Paramount Group, Inc.	440,756	7,016,836
Prologis, Inc.	317,962	20,533,986
Rayonier, Inc.	137,829	4,132,113
Regency Centers Corp.	130,067	8,005,624
Simon Property Group, Inc.	111,508	17,320,538
Spirit Realty Capital, Inc.	413,140	3,433,193
Starwood Property Trust, Inc.	155,130	3,336,846
Starwood Waypoint Homes	252,406	9,164,862
STORE Capital Corp.	217,364	5,366,717
UDR, Inc.	205,529	7,972,470
Vornado Realty Trust	99,287	7,432,625
Welltower, Inc.	74,921	5,016,710
		213,418,049
TOTAL COMMON STOCKS (Cost $390,311,494)		428,425,892
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $4,006,408), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $3,918,950)		3,918,854
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $3,335,051), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $3,267,031)		3,267,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,628	3,628
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,189,482)		7,189,482
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $397,500,976)		435,615,374
OTHER ASSETS AND LIABILITIES†		(75,006)
TOTAL NET ASSETS — 100.0%		$435,540,368

SECTOR ALLOCATION
(as a % of net assets)
Diversified	30.4%
Residential	16.7%
Retail	15.5%
Office	12.8%
Industrial	10.8%
Lodging/Resorts	5.0%
Self Storage	4.3%
Health Care	2.9%
Cash and Equivalents*	1.6%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $397,500,976)	$435,615,374
Foreign currency holdings, at value (cost of $81)	79
Receivable for investments sold	6,414,997
Dividends and interest receivable	574,647
442,605,097

Liabilities
Payable for investments purchased	6,956,974
Accrued management fees	102,813
Accrued other expenses	4,942
7,064,729

Net Assets	$435,540,368

Net Assets Consist of:
Capital (par value and paid-in surplus)	$434,560,545
Undistributed net investment income	6,826,100
Accumulated net realized loss	(43,952,063)
Net unrealized appreciation	38,105,786
$435,540,368

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$108,683,079	11,103,631	$9.79
G Class, $0.01 Par Value	$326,857,289	33,263,389	$9.83

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $538,324)	$13,366,538
Interest	21,023
13,387,561

Expenses:
Management fees	4,211,826
Directors' fees and expenses	12,806
Other expenses	19,300
4,243,932
Fees waived(1)	(970,606)
3,273,326

Net investment income (loss)	10,114,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,576,007)
Foreign currency translation transactions	(59,050)
(3,635,057)

Change in net unrealized appreciation (depreciation) on:
Investments	27,253,955
Translation of assets and liabilities in foreign currencies	(1,937)
27,252,018

Net realized and unrealized gain (loss)	23,616,961

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,731,196

(1)	Amount consists of $88,274, $18,445 and $863,887 for Investor Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$10,114,235	$5,564,570
Net realized gain (loss)	(3,635,057)	684,912
Change in net unrealized appreciation (depreciation)	27,252,018	1,963,174
Net increase (decrease) in net assets resulting from operations	33,731,196	8,212,656

Distributions to Shareholders
From net investment income:
Investor Class	(4,532,618)	(3,011,060)
R6 Class	(1,286,466)	(379,807)
G Class	(11,286,980)	(6,093,250)
Decrease in net assets from distributions	(17,106,064)	(9,484,117)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	28,710,763	45,378,066

Net increase (decrease) in net assets	45,335,895	44,106,605

Net Assets
Beginning of period	390,204,473	346,097,868
End of period	$435,540,368	$390,204,473

Undistributed net investment income	$6,826,100	$10,777,731

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

14

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 1.20% for the Investor Class and 0.85% for the G Class. Prior to July 31, 2017, the annual management fee was 1.20% for the Investor Class, 1.00% for the G Class and 0.85% for the R6 Class. From November 1, 2016 through July 31, 2017, the investment advisor agreed to waive 0.08% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee before waiver for each class for the period ended October 31, 2017 was 1.20% and 0.96% for Investor Class and G Class, respectively. The effective annual management fee after waiver for each class for the period ended October 31, 2017 was 1.12% and 0.65% for Investor Class and G Class, respectively.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,802,070 and $5,876,665, respectively. The effect of interfund transactions on the Statement of Operations was $7,065 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $885,892,457 and $863,199,159, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	90,000,000		70,000,000
Sold	1,424,775	$12,844,944	4,449,284	$42,555,373
Issued in reinvestment of distributions	512,740	4,532,618	331,980	3,011,060
Redeemed	(1,599,826)	(14,600,064)	(3,634,715)	(34,804,654)
	337,689	2,777,498	1,146,549	10,761,779
R6 Class/Shares Authorized	N/A		20,000,000
Sold	1,321,902	12,086,691	1,364,259	12,978,918
Issued in reinvestment of distributions	145,528	1,286,466	41,921	379,807
Redeemed	(4,144,860)	(39,871,707)	(112,101)	(1,094,999)
	(2,677,430)	(26,498,550)	1,294,079	12,263,726
G Class/Shares Authorized	200,000,000		160,000,000
Sold	6,472,163	61,145,332	4,226,547	39,182,288
Issued in reinvestment of distributions	1,276,808	11,286,980	671,803	6,093,250
Redeemed	(2,126,720)	(20,000,497)	(2,373,559)	(22,922,977)
	5,622,251	52,431,815	2,524,791	22,352,561
Net increase (decrease)	3,282,510	$28,710,763	4,965,419	$45,378,066

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$2,880,911	$21,191,590
United States	213,418,049	—	—
Other Countries	—	190,935,342	—
Temporary Cash Investments	3,628	7,185,854	—
	$216,302,588	$219,312,786	—

17

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$17,106,064	$9,484,117
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$409,281,844
Gross tax appreciation of investments	$33,627,205
Gross tax depreciation of investments	(7,293,675)
Net tax appreciation (depreciation) of investments	26,333,530
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(9,347)
Net tax appreciation (depreciation)	$26,324,183
Undistributed ordinary income	$13,664,972
Accumulated short-term capital losses	$(39,009,332)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.49	0.20	0.48	0.68	(0.38)	$9.79	7.55%	1.13%	1.21%	2.09%	2.01%	211%	$108,683
2016	$9.57	0.13	0.01	0.14	(0.22)	$9.49	1.58%	1.16%	1.21%	1.30%	1.25%	264%	$102,125
2015(3)	$10.00	0.09	(0.52)	(0.43)	—	$9.57	(4.30)%	1.19%(4)	1.20%(4)	1.50%(4)	1.49%(4)	151%	$92,086
G Class(5)
2017	$9.50	0.24	0.48	0.72	(0.39)	$9.83	8.09%	0.66%	0.97%	2.56%	2.25%	211%	$326,857
2016	$9.59	0.14	0.01	0.15	(0.24)	$9.50	1.74%	0.96%	1.01%	1.50%	1.45%	264%	$262,612
2015(3)	$10.00	0.10	(0.51)	(0.41)	—	$9.59	(4.20)%	0.99%(4)	1.00%(4)	1.70%(4)	1.69%(4)	151%	$240,740

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

(5)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 20, 2017

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

24

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and

25

evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.09% (e.g., the Investor Class unified fee will be reduced from 1.20% to 1.11%) for at least one year, beginning August 1,

26

2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $97,702, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90988 1712

Annual Report

October 31, 2017

Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	3.47%	8.48%	4.31%	—	9/21/95
MSCI U.S. REIT Index	—	5.56%	9.53%	5.55%	—	—
S&P 500 Index	—	23.63%	15.17%	7.51%	—	—
I Class	REAIX	3.67%	8.70%	4.52%	—	6/16/97
Y Class	ARYEX	—	—	—	0.54%	4/10/17
A Class	AREEX					10/6/98
No sales charge		3.23%	8.22%	4.05%	—
With sales charge		-2.69%	6.94%	3.44%	—
C Class	ARYCX	2.46%	7.41%	3.28%	—	9/28/07
R Class	AREWX	3.00%	7.95%	3.79%	—	9/28/07
R5 Class	ARREX	—	—	—	0.47%	4/10/17
R6 Class	AREDX	3.86%	—	—	7.71%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor.  That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $15,250

MSCI U.S. REIT Index — $17,174

S&P 500 Index — $20,638

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.14%	0.94%	0.79%	1.39%	2.14%	1.64%	0.94%	0.79%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned 3.47%* for the fiscal year ended October 31, 2017. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 5.56%, while the S&P 500 Index (a broad stock market measure) returned 23.63%.

REIT Market Overview

Real estate investment trusts (REITs) advanced for the 12-month period, but lagged the gains of the broad U.S. equity indices. A rising interest rate environment created headwinds for interest-sensitive equities such as real estate. Volatility increased at the beginning of the period as the election of Donald Trump in the U.S. surprised investors, and markets began to anticipate government stimulus, whether through deregulation or tax cuts, some of which has yet to materialize. The rebalancing that resulted also increased volatility in debt markets and set the stage for the year as a whole. Against this backdrop, certain specialty real estate asset classes, especially technology holdings in the diversified group, performed particularly well. Data centers and towers benefited from strong demand from telecommunications companies that were trying to meet the increased capacity required for the expansion in cloud computing. Also reflecting ongoing changes in the distribution of products to consumers, some of the larger subsectors, particularly retail, began to experience headwinds as e-commerce penetration further intensified competition with brick and mortar real estate.

Retail and Diversified Detracted

The fund’s underperformance of its benchmark for the fiscal year resulted primarily from stock selection among residential REITs and an underweight in the diversified sector.

In the residential sector, Equity Residential, which owns multi-family properties on both coasts of the U.S., issued guidance that was well below expectations. We started the period underweight in the stock and consequently eliminated the holding entirely as management guided to below average pricing power for the year. The company went on to beat expectations, however, as Equity Residential experienced better-than-feared rental declines over the course of the year. We continue to not own the stock; despite recent gains, we feel the company is likely to have relatively low earnings growth compared to its peers going forward as many of its markets will continue to experience competitive pricing pressures.

In the diversified sector, underweight positions in private prisons, CoreCivic and GEO Group, at the beginning of the period held back returns as the stocks soared immediately after the election. Investors had anticipated that a Democratic administration might ban private prisons, while under the Trump administration the budget for them increased. Given the increased budget for prisons, we initiated positions in the companies during the period, although we sold CoreCivic before period end.

Individual retail holdings were among the primary detractors in the portfolio. Both GGP and Simon Property Group were negatively impacted by competition from the growing e-commerce market.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Lodging/Resorts and Health Care REITs Added Value

Stock selection in the lodging/resorts sector helped relative performance for the period. The sector as a whole gained as investors anticipated the Trump administration would implement stimulus measures in the form of tax cuts and deregulation, which would in turn act as a tailwind for lodging demand. Among the strongest holdings were Marriott International and Hilton Worldwide Holdings, both of which had strong returns during the period driven by accelerating unit growth and benefits from recovering international markets.

An overweight position in industrial REIT Prologis also lifted returns as growth in e-commerce is driving demand for logistics spaces necessary for the distribution networks serving consumers. Prologis has the largest and highest-quality portfolio of such spaces both in the U.S. and globally.

Outlook

Our expectations are for moderate returns for real estate equities going forward, as fundamentals modestly slow down. These trends should be offset somewhat, however, by discounted valuations and a relatively good current income profile.

Several currents have emerged in the REIT market. We remain pessimistic about the prospects for the retail sector broadly, given the trends in e-commerce, which is increasingly pressuring traditional retail operators. We are positive toward the industrial sector, however, as the same e-commerce trend is driving a related demand for logistics spaces.

We added to the portfolio’s positions in the lodging/resorts sector due to the increased expectation of stimulus via government policy under the Trump administration. Such measures promise to help more cyclical sectors such as lodging.

We maintained an overweight position for most of the year in the office sector, but Trump strategies began to price themselves out of the market in the early part of the year, leading us to reduce our position to a slight underweight. Furthermore, fundamentals in New York City moderated, negatively impacting names that held significant properties in the city.

We reduced the portfolio’s exposure to the health care sector, which had a very strong start to 2017 as the failure to repeal the Affordable Care Act caused depressed assets in the sector to rally. We used that strength mid-year to reduce our position in health care, which had elevated valuations at that point.

6

Fund Characteristics

OCTOBER 31, 2017
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	7.7%
Prologis, Inc.	6.6%
Equinix, Inc.	6.3%
Alexandria Real Estate Equities, Inc.	4.1%
Camden Property Trust	3.5%
Welltower, Inc.	3.1%
Digital Realty Trust, Inc.	2.9%
Vornado Realty Trust	2.8%
Healthcare Trust of America, Inc., Class A	2.8%
CubeSmart	2.6%

Sector Allocation	% of net assets
Retail	20.4%
Diversified	18.5%
Residential	16.3%
Office	11.1%
Industrial	9.2%
Health Care	8.8%
Lodging/Resorts	8.5%
Self Storage	6.4%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.60	$5.86	1.15%
I Class	$1,000	$1,021.60	$4.84	0.95%
Y Class	$1,000	$1,022.50	$4.08	0.80%
A Class	$1,000	$1,019.60	$7.13	1.40%
C Class	$1,000	$1,015.60	$10.92	2.15%
R Class	$1,000	$1,018.20	$8.39	1.65%
R5 Class	$1,000	$1,021.80	$4.84	0.95%
R6 Class	$1,000	$1,022.70	$4.08	0.80%
Hypothetical
Investor Class	$1,000	$1,019.41	$5.85	1.15%
I Class	$1,000	$1,020.42	$4.84	0.95%
Y Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.15	$7.12	1.40%
C Class	$1,000	$1,014.37	$10.92	2.15%
R Class	$1,000	$1,016.89	$8.39	1.65%
R5 Class	$1,000	$1,020.42	$4.84	0.95%
R6 Class	$1,000	$1,021.17	$4.08	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.2%
Diversified — 18.5%
American Tower Corp.	134,952	$19,388,554
CyrusOne, Inc.	358,149	21,986,767
Digital Realty Trust, Inc.	277,642	32,883,918
Equinix, Inc.	153,995	71,376,683
GEO Group, Inc. (The)	335,105	8,695,975
Rayonier, Inc.	407,478	12,216,190
Starwood Property Trust, Inc.	551,755	11,868,250
Vornado Realty Trust	431,521	32,303,662
		210,719,999
Health Care — 8.8%
Healthcare Realty Trust, Inc.	535,191	17,254,558
Healthcare Trust of America, Inc., Class A	1,042,484	31,326,644
Ventas, Inc.	259,827	16,304,144
Welltower, Inc.	520,833	34,874,978
		99,760,324
Industrial — 9.2%
DCT Industrial Trust, Inc.	306,339	17,773,789
Prologis, Inc.	1,164,585	75,208,899
STAG Industrial, Inc.	417,803	11,406,022
		104,388,710
Lodging/Resorts — 8.5%
Hilton Worldwide Holdings, Inc.	399,364	28,866,030
Host Hotels & Resorts, Inc.	853,288	16,690,313
Marriott International, Inc., Class A	145,428	17,375,738
MGM Growth Properties LLC, Class A	630,791	18,614,643
Sunstone Hotel Investors, Inc.	921,495	15,038,798
		96,585,522
Office — 11.1%
Alexandria Real Estate Equities, Inc.	373,937	46,353,231
Corporate Office Properties Trust	539,034	17,211,356
Douglas Emmett, Inc.	532,665	21,194,740
Empire State Realty Trust, Inc., Class A	854,048	17,123,662
Paramount Group, Inc.	1,514,832	24,116,125
		125,999,114
Residential — 16.3%
Apartment Investment & Management Co., Class A	363,068	15,967,731
AvalonBay Communities, Inc.	64,132	11,629,055
Camden Property Trust	439,461	40,096,422
Essex Property Trust, Inc.	111,385	29,230,765
Invitation Homes, Inc.	650,845	14,689,572
Mid-America Apartment Communities, Inc.	242,049	24,773,715
Starwood Waypoint Homes	594,412	21,583,100
UDR, Inc.	690,592	26,788,064
		184,758,424

10

	Shares	Value
Retail — 20.4%
Agree Realty Corp.	357,842	$16,922,348
GGP, Inc.	1,519,174	29,563,126
Kimco Realty Corp.	1,069,070	19,414,311
Regency Centers Corp.	422,507	26,005,306
Simon Property Group, Inc.	563,022	87,454,207
Spirit Realty Capital, Inc.	1,373,093	11,410,403
STORE Capital Corp.	1,141,692	28,188,376
Urban Edge Properties	549,159	12,883,270
		231,841,347
Self Storage — 6.4%
CubeSmart	1,087,513	29,602,104
Extra Space Storage, Inc.	244,099	19,916,037
Public Storage	110,980	23,000,605
		72,518,746
TOTAL COMMON STOCKS (Cost $946,540,877)		1,126,572,186
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $8,906,431), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $8,712,008)		8,711,795
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $7,410,183), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $7,262,069)		7,262,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,698	8,698
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,982,493)		15,982,493
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $962,523,370)		1,142,554,679
OTHER ASSETS AND LIABILITIES — (0.6)%		(6,512,366)
TOTAL NET ASSETS — 100.0%		$1,136,042,313

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $962,523,370)	$1,142,554,679
Receivable for investments sold	8,976,367
Receivable for capital shares sold	829,885
Dividends and interest receivable	166,838
1,152,527,769

Liabilities
Payable for investments purchased	14,019,482
Payable for capital shares redeemed	1,379,054
Accrued management fees	1,042,065
Distribution and service fees payable	30,897
Accrued other expenses	13,958
16,485,456

Net Assets	$1,136,042,313

Net Assets Consist of:
Capital (par value and paid-in surplus)	$928,797,490
Undistributed net investment income	2,146,716
Undistributed net realized gain	25,066,798
Net unrealized appreciation	180,031,309
$1,136,042,313

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$695,132,043	24,209,710	$28.71
I Class, $0.01 Par Value	$166,938,260	5,799,300	$28.79
Y Class, $0.01 Par Value	$5,037	175	$28.78
A Class, $0.01 Par Value	$79,060,048	2,756,899	$28.68*
C Class, $0.01 Par Value	$10,025,456	358,146	$27.99
R Class, $0.01 Par Value	$11,445,393	401,883	$28.48
R5 Class, $0.01 Par Value	$5,009	174	$28.79
R6 Class, $0.01 Par Value	$173,431,067	6,026,413	$28.78
*Maximum offering price $30.43 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Dividends	$43,111,027
Interest	40,148
43,151,175

Expenses:
Management fees	13,657,384
Distribution and service fees:
A Class	284,775
C Class	125,081
R Class	69,050
Directors' fees and expenses	39,812
Other expenses	41,877
14,217,979

Net investment income (loss)	28,933,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	47,543,556
Change in net unrealized appreciation (depreciation) on investments	(32,253,565)

Net realized and unrealized gain (loss)	15,289,991

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,223,187

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$28,933,196	$20,217,260
Net realized gain (loss)	47,543,556	286,060,761
Change in net unrealized appreciation (depreciation)	(32,253,565)	(216,694,822)
Net increase (decrease) in net assets resulting from operations	44,223,187	89,583,199

Distributions to Shareholders
From net investment income:
Investor Class	(11,194,822)	(25,017,182)
I Class	(2,580,690)	(4,951,723)
Y Class	(9)	—
A Class	(1,641,012)	(4,192,021)
C Class	(139,917)	(301,538)
R Class	(162,465)	(362,169)
R5 Class	(6)	—
R6 Class	(2,753,194)	(5,556,657)
From net realized gains:
Investor Class	(74,289,411)	—
I Class	(14,907,349)	—
A Class	(12,052,353)	—
C Class	(1,254,529)	—
R Class	(1,257,208)	—
R6 Class	(13,883,131)	—
Decrease in net assets from distributions	(136,116,096)	(40,381,290)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(203,411,457)	(85,497,715)

Net increase (decrease) in net assets	(295,304,366)	(36,295,806)

Net Assets
Beginning of period	1,431,346,679	1,467,642,485
End of period	$1,136,042,313	$1,431,346,679

Undistributed net investment income	$2,146,716	—

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

15

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.20%	1.14%
I Class	0.80% to 1.00%	0.94%
Y Class	0.65% to 0.85%	0.79%
A Class	1.00% to 1.20%	1.14%
C Class	1.00% to 1.20%	1.14%
R Class	1.00% to 1.20%	1.14%
R5 Class	0.80% to 1.00%	0.94%
R6 Class	0.65% to 0.85%	0.79%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $9,052,368 and $9,278,699, respectively. The effect of interfund transactions on the Statement of Operations was $(374,967) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 were $1,850,304,429 and $2,156,278,638, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		200,000,000
Sold	5,233,070	$149,322,773	6,600,409	$203,734,155
Issued in reinvestment of distributions	2,958,555	83,694,334	801,932	24,487,641
Redeemed	(13,626,337)	(389,676,379)	(8,943,608)	(273,782,326)
	(5,434,712)	(156,659,272)	(1,541,267)	(45,560,530)
I Class/Shares Authorized	60,000,000		50,000,000
Sold	2,286,891	65,508,340	2,612,248	80,355,114
Issued in reinvestment of distributions	500,344	14,194,159	128,724	3,946,238
Redeemed	(2,941,986)	(84,743,525)	(2,153,818)	(65,277,333)
	(154,751)	(5,041,026)	587,154	19,024,019
Y Class/Shares Authorized	50,000,000		N/A
Sold	174	5,000
Issued in reinvestment of distributions	1	9
	175	5,009
A Class/Shares Authorized	50,000,000		50,000,000
Sold	845,845	24,134,668	1,453,998	44,776,351
Issued in reinvestment of distributions	455,114	12,873,186	131,244	3,999,428
Redeemed	(3,537,557)	(100,816,548)	(2,514,089)	(77,540,716)
	(2,236,598)	(63,808,694)	(928,847)	(28,764,937)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	39,423	1,106,180	88,016	2,682,880
Issued in reinvestment of distributions	38,816	1,077,347	7,948	237,193
Redeemed	(249,754)	(7,075,071)	(163,187)	(4,908,151)
	(171,515)	(4,891,544)	(67,223)	(1,988,078)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	213,899	6,099,275	362,221	11,151,106
Issued in reinvestment of distributions	39,553	1,113,092	10,014	304,389
Redeemed	(477,119)	(13,883,883)	(235,935)	(7,298,352)
	(223,667)	(6,671,516)	136,300	4,157,143
R5 Class/Shares Authorized	50,000,000		N/A
Sold	173	5,000
Issued in reinvestment of distributions	1	6
	174	5,006
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,275,262	66,033,837	1,937,793	60,134,562
Issued in reinvestment of distributions	586,520	16,636,325	181,289	5,556,657
Redeemed	(1,707,874)	(49,019,582)	(3,103,149)	(98,056,551)
	1,153,908	33,650,580	(984,067)	(32,365,332)
Net increase (decrease)	(7,066,986)	$(203,411,457)	(2,797,950)	$(85,497,715)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the Y Class and R5 Class.

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,126,572,186	—	—
Temporary Cash Investments	8,698	$15,973,795	—
	$1,126,580,884	$15,973,795	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$18,467,025	$20,228,049
Long-term capital gains	$117,649,071	$20,153,241

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$984,858,660
Gross tax appreciation of investments	$167,222,477
Gross tax depreciation of investments	(9,526,458)
Net tax appreciation (depreciation) of investments	$157,696,019
Undistributed ordinary income	$2,146,716
Accumulated long-term gains	$47,402,088

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$30.69	0.64	0.35	0.99	(0.36)	(2.61)	(2.97)	$28.71	3.47%	1.15%	2.21%	145%	$695,132
2016	$29.69	0.41	1.41	1.82	(0.82)	—	(0.82)	$30.69	6.19%	1.14%	1.32%	149%	$909,921
2015	$28.69	0.42	1.13	1.55	(0.55)	—	(0.55)	$29.69	5.51%	1.14%	1.42%	140%	$925,934
2014	$24.56	0.30	4.29	4.59	(0.46)	—	(0.46)	$28.69	18.89%	1.14%	1.16%	127%	$1,025,749
2013	$23.05	0.36	1.70	2.06	(0.55)	—	(0.55)	$24.56	9.04%	1.14%	1.48%	170%	$847,977
I Class(3)
2017	$30.77	0.69	0.36	1.05	(0.42)	(2.61)	(3.03)	$28.79	3.67%	0.95%	2.41%	145%	$166,938
2016	$29.76	0.46	1.43	1.89	(0.88)	—	(0.88)	$30.77	6.40%	0.94%	1.52%	149%	$183,181
2015	$28.75	0.51	1.11	1.62	(0.61)	—	(0.61)	$29.76	5.70%	0.94%	1.62%	140%	$159,721
2014	$24.61	0.35	4.30	4.65	(0.51)	—	(0.51)	$28.75	19.17%	0.94%	1.36%	127%	$387,099
2013	$23.10	0.41	1.70	2.11	(0.60)	—	(0.60)	$24.61	9.23%	0.94%	1.68%	170%	$413,623
Y Class
2017(4)	$28.68	0.27	(0.12)	0.15	(0.05)	—	(0.05)	$28.78	0.54%	0.80%(5)	1.70%(5)	145%(6)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$30.70	0.59	0.33	0.92	(0.33)	(2.61)	(2.94)	$28.68	3.23%	1.40%	1.96%	145%	$79,060
2016	$29.69	0.34	1.41	1.75	(0.74)	—	(0.74)	$30.70	5.92%	1.39%	1.07%	149%	$153,281
2015	$28.69	0.34	1.14	1.48	(0.48)	—	(0.48)	$29.69	5.24%	1.39%	1.17%	140%	$175,833
2014	$24.55	0.24	4.30	4.54	(0.40)	—	(0.40)	$28.69	18.59%	1.39%	0.91%	127%	$175,133
2013	$23.05	0.30	1.69	1.99	(0.49)	—	(0.49)	$24.55	8.77%	1.39%	1.23%	170%	$201,660
C Class
2017	$30.18	0.37	0.32	0.69	(0.27)	(2.61)	(2.88)	$27.99	2.46%	2.15%	1.21%	145%	$10,025
2016	$29.22	0.11	1.37	1.48	(0.52)	—	(0.52)	$30.18	5.10%	2.14%	0.32%	149%	$15,986
2015	$28.25	0.12	1.13	1.25	(0.28)	—	(0.28)	$29.22	4.47%	2.14%	0.42%	140%	$17,439
2014	$24.18	0.04	4.23	4.27	(0.20)	—	(0.20)	$28.25	17.74%	2.14%	0.16%	127%	$16,972
2013	$22.72	0.12	1.67	1.79	(0.33)	—	(0.33)	$24.18	7.93%	2.14%	0.48%	170%	$17,057
R Class
2017	$30.55	0.55	0.30	0.85	(0.31)	(2.61)	(2.92)	$28.48	3.00%	1.65%	1.71%	145%	$11,445
2016	$29.55	0.23	1.43	1.66	(0.66)	—	(0.66)	$30.55	5.64%	1.64%	0.82%	149%	$19,112
2015	$28.55	0.26	1.15	1.41	(0.41)	—	(0.41)	$29.55	4.97%	1.64%	0.92%	140%	$14,458
2014	$24.44	0.16	4.28	4.44	(0.33)	—	(0.33)	$28.55	18.30%	1.64%	0.66%	127%	$8,743
2013	$22.95	0.24	1.68	1.92	(0.43)	—	(0.43)	$24.44	8.50%	1.64%	0.98%	170%	$5,866

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2017(4)	$28.69	0.25	(0.11)	0.14	(0.04)	—	(0.04)	$28.79	0.47%	0.95%(5)	1.55%(5)	145%(6)	$5
R6 Class
2017	$30.76	0.72	0.37	1.09	(0.46)	(2.61)	(3.07)	$28.78	3.86%	0.80%	2.56%	145%	$173,431
2016	$29.75	0.51	1.43	1.94	(0.93)	—	(0.93)	$30.76	6.57%	0.79%	1.67%	149%	$149,866
2015	$28.74	0.49	1.17	1.66	(0.65)	—	(0.65)	$29.75	5.86%	0.79%	1.77%	140%	$174,257
2014	$24.61	0.33	4.35	4.68	(0.55)	—	(0.55)	$28.74	19.31%	0.79%	1.51%	127%	$29,151
2013(7)	$25.22	0.07	(0.53)	(0.46)	(0.15)	—	(0.15)	$24.61	(1.77)%	0.79%(5)	1.04%(5)	170%(8)	$1,377

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	July 26, 2013 (commencement of sale) through October 31, 2013.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 20, 2017

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the

28

information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was

30

above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2017.

For corporate taxpayers, the fund hereby designates $386,983, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $117,649,071, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2017.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 1712

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall, Jan M. Lewis and James A. Olson are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $144,205
FY 2017:    $137,900

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $829,350
FY 2017:    $104,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2017